Exhibit 3.101
Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District
PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED FIFTY NINE
In Mexico City, Federal District on this day April first, two thousand eight, I, GERARDO FRANCISCO SAAVEDRA SILVA, Commercial Notary Public number Fifty in and for Mexico City, Federal District, hereby certify the change of corporate name of ALCOA CSI DE MEXICO EN SALTILLO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (a limited liability corporation) for CSI EN SALTILLO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (a limited liability corporation), as a result of the formalization of the minutes of the meeting of partners of such corporation held on March thirty one, two thousand eight, which was held upon request of Mr. Juan Carlos Quintana Serur, acting in his capacity as delegate thereof, under the following whereas and clauses:
WHEREAS
ONE.- By means of notarial instrument number twenty thousand one hundred thirty five, dated January twenty, nineteen ninety two, granted before Armando Gálvez Pérez Aragón, Esq., notary public number one hundred three in and for Mexico City, Federal District, recorded before the Public Registry of Property and Commerce of Saltillo, Coahuila, under Item Number Eight Thousand Five Hundred Fifty Six (8556), Folio One Hundred Seventy (170), Volume Forty Six (46), Book Third (III) of Corporations, H-C INDUSTRIES DE MEXICO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE (a business corporation) was incorporated having its corporate address in Saltillo, Coahuila.
TWO.- By means of notarial instrument number nineteen thousand four hundred sixteen, dated May twenty two, nineteen ninety eight, granted before Ana Patricia Bandala Tolentino, Esq., notary public number one hundred ninety five in and for Mexico City Federal District, without providing the registration information, the notarization of the minutes of the extraordinary meetings of shareholders was certified, by means of which sections sixth, twenty fifth and twenty eighth were restated and sections thirteenth bis and twenty third bis of the by-laws of the corporation were added.
THREE.- By means of notarial instrument number twenty thousand twenty, dated October sixteen, nineteen ninety eight, granted before Ana Patricia Bandala Tolentino, Esq., notary public number one hundred ninety five in and for Mexico City Federal District, recorded
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District
PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED FIFTY NINE
before the Public Registry of Commerce of Saltillo, Coahuila, under item five thousand eight hundred fifty seven, in book fifty nine, third section, it was certified that ALCOA CSI DE MEXICO EN SALTILLO, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE changed its corporate name, and consequently, restated section first of its corporate by-laws.
FOUR.- By means of notarial instrument number two hundred seventy eight, dated November thirteen two thousand seven, granted before María Elena Guadalupe Orozco Aguirre, Esq., notary public number fifty two in and for Saltillo, State of Coahuila, recorded before the Public Registry of Commerce of Saltillo, State of Coahuila, under commercial folio number nine thousand fifty one asterisk two, the transformation of the corporation into, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (a LIMITED LIABILITY CORPORATION) was certified, through the restatement of the entire contents of the by-laws of the corporation. Such notarial instrument certifies that the corporate name of the corporation is ALCOA CSI DE MEXICO EN SALTILLO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, having its address in Saltillo, Coahuila, a duration of ninety nine years counted from the date of organization thereof, a minimum fixed portion of capital stock of three thousand Pesos, Mexican Currency, being the variable portion of capital stock unlimited, with a foreigner admission clause, and having as corporate purposes the following: 1.- To manufacture, purchase, sell, import, export, trade, design and assemble all kind of caps, lids, closures, stoppers, and any kind of plastic container; 2.- To represent third parties in the United Mexican States or abroad acting as agent, mediator, commission agent, representative, distributor or in any other capacity; 3.- To request and obtain from the federal authorities all kind of exportation promotion programs, including without limitation the Program to Perform Manufacturing and Sub-Manufacturing Operations under any modality thereof and Sector Promotion Programs for the promotion and support of exportation, foreign trade and manufacturing and sub-manufacturing activities, including obtaining a registration as Highly Exporting Company (“ALTEX” as per its initials in Spanish ‘Empresa Altamente Exportadora’), as well as to obtain all authorized programs for companies with Programs for the Exportation Manufacturing Industry, according to the Executive Order for the Promotion of Manufacturing, In-Bond Manufacturing and Exportation Services Industry; 4.- To request and obtain from federal, state and/or municipal authorities, whether centralized
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District
PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED FIFTY NINE
or decentralized, including the Ministry of Treasury and Public Credit, all kind of authorizations, permits and renovations directly or indirectly related to the establishment of customhouse deposits; 5.- To maintain all kind of legal, trading and industrial relationships with individuals or legal entities to purchase, process, develop, supply, deposit, lease, sale, distribute, manufacture and assembly all kind of products or merchandise and the parts, accessories and components thereof; 6.- To provide administrative, technical counseling and services of any kind which are not limited under the Ley de Inversión Extranjera (Foreign Investment Law) in support of subsidiaries or affiliates; 7.- To hire advertisement services for itself or its affiliates in Mexico; 8.- To establish, lease, operate and acquire all kind of industrial plants, warehouses, exhibition rooms, facilities, offices and any other kind of real estate property or establishments necessary to perform its corporate purpose; 9.- To acquire, own, lease, sell and trade stocks, shares and other negotiable instruments in Mexico or abroad; 10.- To acquire, own, lease and sell all kind of real estate or personal property necessary to perform with its corporate purpose, including the formalization of trusts on property and other kind of transactions permitted under the law; 11.- To hire employees, managers and directors, agents, commission agents, attorneys-in-fact, representatives, intermediaries of all kind and distributors necessary to perform its corporate purpose; 12.- To grant or accept all kind of financing with or without security, to grant encumbrances, issue and negotiate all kind of negotiable instruments, including granting its own security and joint and several guarantees to third parties; 13.- To establish administrative offices, agencies, facilities and branches in Mexico and abroad; 14.- To obtain, acquire and own all kind of patents and trademarks and any other industrial and intellectual property rights and copyrights in Mexico and abroad; 15.- To receive and grant all kind of powers of attorney, to delegate them to its employees and executive officers, and to revoke them at any time; 16.- To represent or act as agent of all kind of commercial or industrial companies, domestic or foreign and to invest in the sale and trading of their products and services; and 17.- In general, to carry out and enter into all kind of legal actions and agreements, whether of civil, commercial and administrative nature related to its corporate purpose. The corresponding portion of the above mentioned instrument is hereinafter transcribed:
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District
PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED FIFTY NINE
“... SECTION TWENTY FOURTH. MEETINGS OF PARTNERS.- The Meeting of partners duly called is the main management body of the corporation and its resolutions are binding even for absent or dissenting partners. SECTION TWENTY FIVE.- TYPES OF MEETINGS.- The Meetings of partners shall be ordinary and extraordinary. Except for extraordinary meetings all meetings shall be ordinary, including those resolving on the increase or reduction of the variable portion of capital stock. The Meetings hold to transact any of the following businesses shall be extraordinary... 2. Restatement of the by-laws...SECTION TWENTY EIGHT.- MEETINGS WITH THE ATTENDANCE OF ALL PARTNERS.- The Meeting may be held without need of notice of meeting neither the notice sent via certified mail as referred to before, nor any resolutions adopted thereat shall be duly effective in the following events: a. If from the beginning to the end of the Meeting the hundred percent (100%) of shares of capital stock is represented thereat... SECTION TWENTY NINE.- REPRESENTATION.- Partners shall be entitled to be represented at the Meeting by the individual or individuals they appoint through proxy signed by the interested party and two witnesses. SECTION THIRTY.- MINUTES OF THE MEETINGS.- The minutes of the Meetings or the resolutions adopted by unanimous consent of the partners shall be recorded in the corresponding book and shall be signed by at least the Chairman and Secretary of the Meeting...”
FIVE.- The appearing party has submitted before me two pages written on one side only containing the minutes of the meeting of partners of ALCOA CSI DE MEXICO EN SALTILLO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, which was held at ten hours on March thirty first, two thousand eight, which is hereinafter transcribed:
“ALCOA CSI DE MEXICO EN SALTILLO, S. DE R.L. DE C.V.- In Saltillo, Coah., at 10:00 o’clock, on this day March 31, 2008, at the corporate address of ALCOA CSI DE MÉXICO EN SALTILLO, S. DE R.L. DE C.V., the partners of the corporation met through their attorneys-in-fact in order to hold an extraordinary meeting of partners.- Mr. Iván Ruiz Moreno presided the meeting, assisted by Mr. Rafael Sánchez Apreza as Secretary, since they have been appointed as such by unanimous vote of the partners who attended the meeting whether in person or by proxy.- The Chairman of the meeting appointed Mr.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District
PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED FIFTY NINE
Rafael Sánchez Apreza as examiner who accepted such appointment and performed it by counting the stocks held by the partners present or represented thereat.- After verifying the count, the examiner informed that the attendees owned or represented all stocks issued by the corporation, as follows:

	N° and Series of
Partners	Stock	Total Value
CSI Mexico LLC., represented by Mr. Rafael Sánchez Apreza	1 B-1 Series	$1.00
Grupo Alcoa, S de R.L. de C.V., Tax Id Number: GAL920817HU3 represented by Iván Ruiz Moreno	1 A-1 Series and 1 A-2 Series	$114,163,637.00
TOTAL:		$114,163,638.00
In view of the foregoing, the Chairman of the meeting called the same to order since all partners holding all stocks issued by the Corporation were present thereat.- Then, the Secretary of the meeting proceeded to read the Agenda, which is as follows: AGENDA: 1. Change of corporate name and restatement of the by-laws of the corporation. 2. Appointment of special delegates.- Then, the partners resolved to jointly discuss all items of the Agenda, and after a brief discussion all partners present thereat by proxy adopted by unanimous vote, the following resolutions: FIRST RESOLUTION: IT IS RESOLVED, that effective from April 1st, 2008, the corporate name of the corporation shall be changed to CSI en Saltillo, and therefore, article second of the by-laws of the corporation shall be restated to read as follows: ARTICLE SECOND.- The corporate name of the corporation is CSI en Saltillo, to be always followed by the words Sociedad de Responsabilidad Limitada de Capital Variable (a limited liability corporation) or by the abbreviation thereof “S. de R.L. de C.V.”.- SECOND RESOLUTION: IT IS RESOLVED that any and all appointments made by the corporation under the previous corporate name and which as of this date are still effective, shall continue in full force and effect. THIRD RESOLUTION: IT IS RESOLVED that any and all powers of attorney and authorizations granted by the corporation under the previous corporate name and which as of this date are still effective, shall continue in
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District
PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED FIFTY NINE
full force and effect. FOURTH RESOLUTION: IT IS RESOLVED to authorize Messrs. Helen D. Golding, Juan Carlos Quintana Serur, Iván Ruiz Moreno and Silvia Ema Roldán Gregory, to act jointly or severally as special delegates of this meeting, to issue as many certified copies of these minutes as may be necessary and to appear before a notary public of their choice to formalize the corresponding minutes resulting from this meeting and the resolutions adopted thereat in a public instrument and to make the arrangements, whether directly or through a third party, to record such public instrument before the corresponding Public Registry of Commerce.- Since there was no other business to transact, the Agenda was taken as concluded, the meeting was adjourned after a brief recess taken to prepare the minutes, which were then read and approved by all those who were present thereat, and was signed by the Chairman and Secretary of the meeting for evidence purposes.- (Two initials).”
SIX.- The appearing party has stated under oath that the contents of the above transcribed minutes is authentic and that the signatures that appear thereon, belong to the individuals who signed the same, and that the corporation he represents has suffered no further restatement to its corporate by-laws.
SEVEN.- Attached hereto under letter A is a permit number zero-nine-zero-nine-four-zero-zero (0909400), file number one-nine-nine-one-zero-nine-zero-four-two-four-three-four (199109042434), folio number zero-eight-zero-three-one-one-zero-nine-three-zero-zero-one (080311093001), issued by the Ministry of Foreign Affairs, General Bureau of Legal Affairs, dated March eleven, two thousand eight, authorizing ALCOA CSI DE MEXICO EN SALTILLO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE to change its corporate name.
CLAUSES
FIRST.- The minutes of the meeting of partners of Alcoa CSI de México en Saltillo, Sociedad de Responsabilidad Limitada de Capital Variable is hereby formalized, which was held at ten hours on March thirty one, two thousand eight, as transcribed in whereas five of this instrument.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District
PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED FIFTY NINE
SECOND.- In view of the foregoing, it is hereby certified that:
a) Alcoa CSI de México en Saltillo, Sociedad de Responsabilidad Limitada de Capital Variable has changed its corporate name into CSI EN SALTILLO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, and the resulting restatement of article second of the by-laws of the corporation, to read as follows:
“ARTICLE SECOND.- The name of the corporation is CSI en Saltillo, to be always followed by the words Sociedad de Responsabilidad Limitada de Capital Variable, or by the abbreviation thereof “S. de R.L. de C.V.”
b) That any and all appointments made by the corporation under the previous corporate name and which as of this date are still effective, shall continue in full force and effect.
c) That any and all powers of attorney and authorizations granted by the corporation under the previous corporate name and which as of this date are still effective, shall continue in full force and effect.
I the Commercial Notary Public hereby certify:
A) That the appearing party has stated that his principal has full capacity and sufficient powers, and that the powers vested upon him have not been revoked or limited, by evidencing such capacity by means of the document transcribed in whereas five of this public document;
B) That I personally know the appearing party, who in my opinion has full capacity, since I have found no evidence of him lacking of such capacity and there is no indication that he is subject to any incapacity;
C) That the appearing party has stated to be a Mexican citizen, born in Mexico City, Federal District, on March six, nineteen sixty two, married, attorney-at-law, having his address at Bosque de Ciruelos one hundred eighty six, colonia Bosques de las Lomas, in this City;
D) That any and all references and transcriptions contained herein are consistent with the original documents, which I have seen;
E) That I have informed the appearing party of the contents of articles eighteen, forty four and forty five of the Reglamento de la Ley de Inversión Extranjera y del Registro Nacional de Inversiones Extranjeras (Regulations to the Foreign Investment Law and of the National Registry of Foreign Investments);
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District
PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED FIFTY NINE
F) That I have informed the appearing party of the contents of articles eighteen, forty four and forty five of the Reglamento de la Ley de Inversión Extranjera y del Registro Nacional de Inversiones Extranjeras (Regulations to the Foreign Investment Law and of the National Registry of Foreign Investments); and as to anything regarding CSI Mexico, LLC, the appearing party has stated under oath that such company resides abroad; therefore, his principal shall provide the list referred to in fourth paragraph of article twenty seven of the Federal Fiscal Code;
G) That I have read this instrument before the appearing party to whom I have explained the scope and legal effects hereof, and who has signed this instrument jointly with the undersigned, since he is in conformity with the contents hereof on the same date of issuance. I attest.
Juan Carlos Quintana Serur (Initials)
Gerardo Francisco Saavedra Silva (Initials) (Authorizing Seal)
This is the first original instrument in order of issuance, for use of CSI EN SALTILLO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (formerly ALCOA CSI DE MEXICO EN SALTILLO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE). This instrument has nine pages. I attest. Mexico City, Federal District on this day April first, two thousand eight.

<Seal that reads:> GOVERNMENT OF THE STATE OF COAHUILA PUBLIC REGISTRY (Emblem) THE UNITED MEXICAN STATES SALTILLO, COAH.
	/S/	<Notarial Seal that reads:> <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Ministry of the Interior
Public Registry
Saltillo Office
EXECUTIVE POWER	Government of Coahuila
PUBLIC REGISTRY	CERTIFICATE OF REGISTRATION
THIS IS TO CERTIFY THAT THE DEED DESCRIBED HEREIN HAS BEEN RECORDED

UNDER ELECTRONIC COMMERCIAL FOLIO No. 9051*2		<Seal that reads:>
GOVERNMENT OF THE STATE OF COAHUILA
PUBLIC REGISTRY
Internal Control	Priority Date	(Emblem)
THE UNITED MEXICAN STATES
5	APRIL / 16 / 2008	SALTILLO, COAH.

Registration History:	Tax ID N° / Serial Number:
ITEM 8556, PAGE 170, VOLUME 46, BOOK 3 OF CORPORATIONS, 1992
Corporate name
CSI EN SALTILLO, S. DE R.L. DE C.V.

Encumbrances as of:
Folio ID	Deed	Description	Date Registered	Registration
9051 2	M2 Extraordinary Meeting 1		04-25-2008	1

Registration Rights
Date	APRIL 16, 2008	Receipt of Payment No.: 298231547
Amount	$306.00

THE SECRETARY OFFICE	THE DIRECTOR REGISTRAR
/S/	/S/
MS. MA. IVONNE GARCIA RODRIGUEZ	MR. GUSTAVO ADOLFO GONZALEZ RAMOS
<Seal that reads:>
GOVERNMENT OF THE STATE OF COAHUILA
PUBLIC REGISTRY
(Emblem)
THE UNITED MEXICAN STATES
SALTILLO, COAH.
/S/
MS. ANA CLAUDIA LOPEZ CHARLES
Qualifying Attorney
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

GENERAL BUREAU OF LEGAL AFFAIRS	EXHIBIT A

BUREAU OF PERMITS GRANTED UNDER PROVISIONS OF ARTICLE 27 OF THE CONSTITUTION CORPORATIONS DEPARTMENT	MINISTRY OF FOREIGN AFFAIRS

PERMIT	0909400
FILE	199109042434
FOLIO	080311093001
          According to provisions of articles 27, section I of the Federal Constitution of the United Mexican States, 28, section V of the Ley Orgánica de la Administración Pública Federal (Organic Federal Public Administration Law), 16 of the Foreign Investment Law, and 15 and 18 of the Regulations to the Foreign Investment Law and of the National Registry of Foreign Investments, and with reference to the request submitted by Mr. GERARDO FRANCISCO SAAVEDRA SILVA, acting on behalf of ALCOA CSI DE MEXICO EN SALTILLO S DE RL DE CV, based on provisions of articles 34 section IV of the Reglamento Interior de la Secretaría de Relaciones Exteriores (Internal Regulations of the Ministry of Foreign Affairs), in force, and article sixth of the DECREE by means of which such regulations are restated vesting the public officers of the Ministry of Foreign Affairs referred to therein with powers, as published in the Official Gazette of the Federation on November 29, 2006, this permit is granted to change the corporate name of ALCOA CSI DE MEXICO EN SALTILLO S DE RL DE CV into the following corporate name:
CSI EN SALTILLO S DE RL DE CV
          This permit is granted without prejudice to provisions of article 91 of the Ley de la Propiedad Industrial (Industrial Property Law) and shall be null and void if within the next ninety days after the date of issuance hereof, the interested parties fail to appear before a notary public to execute the public instrument containing the restatement to the by-laws of the corporation in question, according to provisions of article 17 of the Regulations to the Foreign Investment Law and of the National Registry of Foreign Investments.
          Likewise, the interested party shall provide notice of the use of the authorized corporate name, by submitting this permit before the Ministry of Foreign Affairs within six months after the issuance hereof, according to provisions of article 18 of the Regulations to the Foreign Investment Law and of the National Registry of Foreign Investments.
Mexico City, Federal District, on this day March 11th, 2008
THE DIRECTOR
/S/
MS. MARIA DE LOURDES OCHOA NEIRA
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
NOTARIAL INSTRUMENT NUMBER 278
(TWO HUNDRED SEVENTY EIGHT)
IN SALTILLO, CAPITAL CITY OF THE STATE OF COAHUILA DE ZARAGOZA, at thirteen hours (13:00) on this day November thirteenth (13th), two thousand seven (2007), BEFORE ME, MARIA ELENA G. OROZCO AGUIRRE, Esq., Notary Public number fifty two (52) duly commissioned for this Notarial District of Saltillo Coahuila, APPEARED: MR. JESUS HECTOR OROZCO CORTES, acting in his capacity as Special Delegate of ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V. (a business corporation) in order to notarize the Minutes of the General Extraordinary Meeting of Shareholders of such corporation, which was held at the corporate address of the corporation located in this city of Saltillo, Coahuila, on November Seventh (7th), two thousand seven (2007); for such purposes, he has submitted before me the Minutes of such Meeting of Shareholders which has been signed by the Chairman and the Secretary of the Meeting, stating that he was appointed as Special Delegate to appear before the Notary Public of his choice to comply with the resolutions adopted thereat, and that the resolutions adopted at the above mentioned Meeting include the following:
1. Proposal of transformation of the business corporation from a Sociedad Anónima de Capital Variable into a Sociedad de Responsabilidad Limitada de Capital Variable (a Limited Liability corporation);
2. Discussion and approval of new by-laws of the Sociedad de Responsabilidad Limitada de Capital Variable;
3. Miscellaneous resolutions, according to the new corporate reality; and
4. Appointment of delegates.
In view of the foregoing, this notarization is based on the following:
BACKGROUNDS:
FIRST: ORGANIZATION.- By means of notarial instrument number twenty thousand thirty five, dated January twenty, nineteen, ninety two, granted in Mexico City, Federal District before Notary Public number one hundred three in and for the Federal District, and a notarized copy of which was recorded before the Public Registry of Property and commerce of Saltillo, Coahuila, under Item Eight Thousand Five Hundred Fifty Six (8556), Folio One Hundred Seventy (170), Volume Forty Six (46), Book Third (III) of Corporations, upon having obtained the permit from the Ministry of Foreign Affairs “H-C INDUSTRIES
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
DE MEXICO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE was organized, having its address in Saltillo, Coahuila, a duration of ninety nine years, a minimum fixed capital stock of ten million Old Pesos Mexican Currency (currently equivalent to ten thousand Pesos Mexican Currency), a maximum capital stock unlimited, and with the foreigners admission clause, having the corporate purpose set forth therein.
SECOND: RESTATEMENTS.- By means of instrument number nineteen thousand four hundred sixteen, granted before Notary Public number one hundred ninety four in and for Mexico City, Federal District, dated may twenty two, nineteen ninety eight, without being provided with the registration information, the Notarization of the Minutes of the Extraordinary Meeting of Shareholders was certified, meeting that was held at the corporate address, which resolved, among other things, to restate the following sections of the by-laws of the corporation: sixth regarding shares; twenty fifth regarding the absence of the need of a surety bond to be granted by directors; and twenty eighth regarding the absence of the need of a surety bond to be granted by statutory auditors, and the addition of the following sections: thirteenth bis, regarding resolutions adopted without meeting of shareholders, and twenty third bis, regarding resolutions adopted without meeting of the board of directors.
THIRD: CHANGE OF CORPORATE NAME.- By means of instrument number twenty thousand twenty granted before the same Notary Public as the one mentioned before, dated October sixteen, nineteen ninety eight, recorded before the Public Registry of Commerce of the city of Saltillo, Coahuila, under Item Five Thousand Eight hundred Fifty Seven (5857), Book Fifty Nine (59), Section Third (III), the Minutes of the Meeting of Shareholders of the corporation were notarized, which resolved, among other things TO CHANGE its CORPORATE NAME for the name “ALCOA CSI DE MEXICO EN SALTILLO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, consequently restating section first of the by-laws, upon permit number “09034352” dated October eight, nineteen ninety eight, issued by the Ministry of Foreign Affairs.
FOURTH: APPOINTMENT OF DIRECTORS.- By means of instrument thirty two thousand two hundred eighty five, granted before the same Notary Public as the one mentioned before, dated January eleven two thousand six, without being provided with the registration information, the corresponding portion of the Minutes of the Meeting of Shareholders of such corporation were notarized, which resolved to appoint the following
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
Board of Directors: Name-Title: Charles Thomas Cox, Chairman; Robert Eugene Smith, Regular Director; Ramiro Toledo Ramírez, Treasurer; Donna C. Dabney, Secretary.
FIFTH: APPOINTMENT OF ONE DIRECTOR.- By means of instrument thirty four thousand six hundred forty five, granted before Notary Public number one hundred ninety five in and for the Federal District, dated January twenty nine, two thousand seven, without being provided with the registration information, the APPOINTMENT OF ONE DIRECTOR of such business corporation was certified, as a result of the Minutes dated November seven, two thousand six, by means of which the shareholders of “ALCOA CSI DE MEXICO EN SALTILLO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, adopted certain resolutions without a Meeting, accepting the resignation of Mr. Ramiro Toledo Ramírez as Director and Treasurer, and substituting him by appointing Mr. Jesús Armando Covarrubias Sánchez as Director and Treasurer.
SIXTH: RESOLUTIONS TO BE NOTARIZED: The Minutes of the General Extraordinary Meetings of Shareholders of ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V., which was held at the corporate address of the corporation November seven (7), two thousand seven (2007) is hereinafter transcribed:
GENERAL EXTRAORDINARY MEETING
OF SHAREHOLDERS OF
ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V.
NOVEMBER/2007
In Saltillo, Coahuila, Mexico, at 08:00 o’clock, on this day November 7th, 2007, at the corporate address of ALCOA CSI DE MÉXICO EN SALTILLO, S.A. DE C.V., Mr. Jose Soto Soberanes, acting on behalf of Grupo Alcoa, S.A. de C.V., and Mr. Francisco Jose Barbosa Niembro, acting on behalf of Alcoa Secutiries Corporation, met in order to hold a General Extraordinary Meeting of Shareholders. Mr. Alvaro Soto González attended the Meeting as special guest of the shareholders.
Mr. Jose Soto Soberanes was appointed by unanimous vote of all those who were present at the meeting as Chairman of the Meeting and Mr. Francisco Jose Barbosa Niembro acted as Secretary.
The Chairman of the Meeting appointed Mr. Alvaro Soto González as examiner, who after accepting such appointment and verifying the corresponding documentation, certified that
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
all shares representing the capital stock of ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V., were represented at the Meeting, according to the following distribution:

		SHARES
	MINIMUM FIXED	VARIABLE CAPITAL
SHAREHOLDERS	PORTION	STOCK	VALUE	VOTES
Alcoa Securities Corporation	1	0	$1.00	$1.00
Grupo Alcoa, S.A. de C.V.	9,999	114,153,638	$114,163,637.00	114,163,637

TOTAL:	10,000	114,153,638	$114,163,638.00	114,163,638
Since all shares of capital stock were represented thereat, the Chairman called the Meeting to order and declared that all resolutions adopted thereat shall be valid, according to provisions of Article 188 of the General Law of Business Corporations.
Then, the Chairman submitted to the consideration of the shareholders the agenda described below, which were approved by unanimous vote of those who were present thereat:
AGENDA
1. Proposal of transformation of the business corporation form a Sociedad Anónima de Capital Variable into a Sociedad de Responsabilidad Limitada de Capital Variable (a Limited Liability Corporation);
2. Discussion and approval of the new by-laws of the Sociedad de Responsabilidad Limitada de Capital Variable (a Limited Liability Corporation);
3. Miscellaneous resolutions, according to the new corporate reality; and
4. Appointment of delegates.
ITEM ONE. With reference to the first item of the agenda, the Chairman of the Meeting informed the shareholders that he had received a notice from the management of the corporation, informing that it would be convenient to discuss the grounds for the transformation of the corporation, which as of such date had been operating as a Sociedad Anónima de Capital Variable (a business corporation), in order to transform it into a
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
Sociedad de Responsabilidad Limitada de Capital Variable (a Limited Liability Corporation).
This, as stated by the Chairman of the Meeting, is in response to the need and convenience to adopt a new legal organization in such manner that ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V. is able to better comply with its corporate purpose.
On such regards, the Chairman of the Meeting read the draft containing the new corporate by-laws which was provided to him by the management of the corporation.
The shareholders, after analyzing and discussing the proposal submitted by the Chairman of the Meeting, adopted the following by unanimous vote:
RESOLUTIONS ADOPTED
BY THE
GENERAL EXTRAORDINARY MEETING OF SHAREHOLDERS
“1.- The General Extraordinary Meeting of Shareholders hereby resolves by unanimous vote, to authorize the transformation of the corporation ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V., from a form a Sociedad Anónima de Capital Variable into a Sociedad de Responsabilidad Limitada de Capital Variable (a Limited Liability Corporation) under the terms set forth below.
2.- The corporation shall keep the corporate name “ALCOA CSI DE MEXICO EN SALTILLO” to be followed by the Words “Sociedad de Responsabilidad Limitada de Capital Variable” or by the abbreviation “S. DE R.L. DE C.V.”
3.- By means of organizational provision, upon agreement of the shareholders of the corporation and as set forth by the law, ALCOA CSI DE MEXICO EN SALTILLO, S. DE R.L. DE C.V. from the effective date of the transformation shall become in the holder and owner of any and all assets, rights, prerogatives and licenses or authorization which have been granted as of this date to ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V. In turn, ALCOA CSI DE MEXICO EN SALTILLO, S. DE R.L. DE C.V. shall absorb and become liable of the accurate compliance with any and all obligations, liabilities, debts, commitments and responsibilities existing as of this date as assumed by ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V.
4.- The shareholders hereby state that such transformation is not intended to commit fraud against third parties and that all payments of any amounts payable shall be made by the corporation so transformed. Consequently, according to and for the purposes of
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
provisions of article 225 of the General Law of Business Corporations, the shareholders agree that payment of all debts of the corporation shall be assumed by the transformed corporation in the same terms and conditions as those existing before the transformation thereof.
5.- The shareholders of ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V., agree that the effective date of the transformation (hereinafter referred to as the “Transformation Effective Date”) shall be at 00:01 hours on December 1, 2007, provided that as of such date, the notarization of these resolutions has been duly recorded before the Public Registry of Commerce of the corporate address of the corporation.
6.- Once the transformation of the corporation is effective on the Transformation Effective Date, the corresponding notices of transformation shall be submitted before the competent authorities of the Ministry of Treasury and Public Credit and before any other incumbent instrumentalities, of either the Federal, State and Municipal government of the corporate address of the corporation.
7.- The corresponding transformation resolutions are to be immediately recorded before the Public Registry of Commerce of the corporate address, and the corresponding notice of transformation is to be published in the Official Gazette of the corporate address of the corporation, as well as the latest general sheets of the corporation, in compliance with provisions of Article 223 of the General Law of Business Corporations.
8.- The effects of the transformation of the corporation into a Sociedad de Responsabilidad Limitada de Capital Variable (a Limited Liability Corporation) shall be effective from the Transformation Effective Date.
9.- It is hereby ordered to make the corresponding entries of the Transformation Effective Date in the corporate books of the corporation, stating that the corporation has been transformed and that thereafter all the corresponding records shall be adopted according to the applicable laws to Limited Liability Corporations.”
ITEM TWO. With reference to the second item of the agenda, the Chairman of the Meeting told the shareholders than once the transformation of the corporation into a Sociedad de Responsabilidad Limitada de Capital Variable (a Limited Liability Corporation) was authorized, they should discuss and approve the new by-laws of ALCOA CSI DE MEXICO EN SALTILLO, S. DE R.L. DE C.V, which shall become effective from the Transformation Effective Date.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
On these regards, the Chairman of the Meeting read the draft of the by-laws of the corporation submitted by the management of the corporation ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V.
After analyzing and discussing the above mentioned proposal, the shareholders adopted the following by unanimous vote:
IT IS RESOLVED:
1.- The General Extraordinary Meeting of Shareholders, by unanimous vote adopts the following by-laws which shall become effective from the Transformation Effective Date and which from such date shall govern the corporate relationships, rights and obligations existing among the partners and between the latter and their employees, third parties or any other interested parties, and between such partners and the Sociedad de Responsabilidad Limitada de Capital Variable (a Limited Liability Corporation), provided that the formal requirements set forth in the resolutions contained in the minutes of this Meeting are duly complied with:
BY-LAWS OF
ALCOA CSI DE MEXICO EN SALTILLO, S. DE R.L. DE C.V.
ARTICLE ONE
NAME, ADDRESS, PURPOSE, DURATION AND NATIONALITY
SECTION ONE.- LEGAL REGIME.- The corporation is a sociedad de responsabilidad limitada de capital variable (a limited liability corporation with variable capital stock) to be governed under these by-laws and as for anything not provided for herein, the provisions of the General Law of Business Corporation and of the Law of Foreign Investment shall apply.
SECTION TWO.- NAME.- The name of the Corporation is “ALCOA CSI DE MEXICO EN SALTILLO” to be followed by the words “SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE” or by its abbreviation “S. DE R.L. DE C.V.”.
SECTION THREE.- ADDRESS.- The corporate address of the Corporation shall be in the City of Saltillo, Coahuila, Mexico, without prejudice to the establishment of agencies, branches or representation offices anywhere else within the Mexican Republic or abroad and to determine conventional addresses.
SECTION FOUR.- CORPORATE PURPOSE.- The corporate purpose of the corporation shall include the following activities: 1) To manufacture, purchase, sell, import, export,
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
trade, design and assemble all kind of caps, lids, closures, stoppers, and any kind of plastic container; 2) To represent third parties in the United Mexican States or abroad acting as agent, mediator, commission agent, representative, distributor or in any other capacity; 3) To request and obtain from the federal authorities all kind of exportation promotion programs, including without limitation the Program to Perform Manufacturing and Sub-Manufacturing Operations under any modality thereof and Sector Promotion Programs for the promotion and support of exportation, foreign trade and manufacturing and sub-manufacturing activities, including obtaining a registration as Highly Exporting Company (“ALTEX” as per its initials in Spanish ‘Empresa Altamente Exportadora’), as well as to obtain all authorized programs for companies with Programs for the Exportation Manufacturing Industry, according to the Executive Order for the Promotion of Manufacturing, In-Bond Manufacturing and Exportation Services Industry; 4) To request and obtain from federal, state and/or municipal authorities, whether centralized or decentralized, including the Ministry of Treasury and Public Credit, all kind of authorizations, permits and renovations directly or indirectly related to the establishment of customhouse deposits; 5) To maintain all kind of legal, trading and industrial relationships with individuals or legal entities to purchase, process, develop, supply, deposit, lease, sale, distribute, manufacture and assembly all kind of products or merchandise and the parts, accessories and components thereof; 6) To provide administrative, technical counseling and services of any kind which are not limited under the Foreign Investment Law in support of subsidiaries or affiliates; 7) To hire advertisement services for itself or its affiliates in Mexico; 8) To establish, lease, operate and acquire all kind of industrial plants, warehouses, exhibition rooms, facilities, offices and any other kind of real estate property or establishments necessary to perform its corporate purpose; 9) To acquire, own, lease, sell and trade stocks, shares and other negotiable instruments in Mexico or abroad; 10) To acquire, own, lease and sell all kind of real estate or personal property necessary to perform with its corporate purpose, including the formalization of trusts on property and other kind of transactions permitted under the law; 11) To hire employees, managers and directors, agents, commission agents, attorneys-in-fact, representatives, intermediaries of all kind and distributors necessary to perform its corporate purpose; 12) To grant or accept all kind of financing with or without security, to grant encumbrances, issue and negotiate all kind of negotiable instruments, including granting its own security and joint and several
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
guarantees to third parties; 13) To establish administrative offices, agencies, facilities and branches in Mexico and abroad; 14) To obtain, acquire and own all kind of patents and trademarks and any other industrial and intellectual property rights and copyrights in Mexico and abroad; 15) To receive and grant all kind of powers of attorney, to delegate them to its employees and executive officers, and to revoke them at any time; 16) To represent or act as agent of all kind of commercial or industrial companies, domestic or foreign and to invest in the sale and trading of their products and services; and 17) In general, to carry out and enter into all kind of legal actions and agreements, whether of civil, commercial and administrative nature related to its corporate purpose.
SECTION FIVE.- DURATION.- The duration of the corporation shall be of ninety nine (99) years from the organization date, which shall be automatically extended for a period f ninety nine (99) years, unless otherwise resolved by the extraordinary meeting of partners.
SECTION SIX.- NATIONALITY.- The corporation shall be of MEXICAN NATIONALITY, with the participation of individuals and/or legal entities of Mexican or foreign nationality; the founding partners and as to anything regarding any future partners that may be part of the corporation agree that: “Any alien that, upon incorporation of the corporation or at any time thereafter acquires any shares of stock or partnership interest therein, formally agrees before the Ministry of Foreign Affairs to be deemed as a Mexican national with regards to any shares or interests he/she may acquire or hold, and regarding the goods, rights, concessions, equity stock or interests held by the corporation, or related to the rights and obligations derived from any agreements entered into by and between the corporation and the Mexican governmental agencies, it being further understood that such alien agrees not to invoke the protection of his or her government, under penalty of forfeiting such shares or interests to the United Mexican States.”
ARTICLE TWO
CAPITAL STOCK AND SHARES
SECTION SEVEN.- CAPITAL STOCK.- The capital stock shall be integrated by a fixed portion and by a variable portion. The minimum fixed portion of capital stock is of Three Thousand Pesos Mexican Currency 00/100 (MEX $3,000.00) fully subscribed and paid by the partners. The variable portion of the capital stock of the corporation shall be unlimited. The stock representing the capital stock of the corporation shall be of two series, Series “A” representing contributions of Mexican partners and Series “B” representing
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
contributions of foreign partners. The stock representing the fixed portion of capital stock shall be Series “A-1” and “B-1”, respectively. The stock representing the variable portion of capital stock shall be Series “A-2” and “B-2”, respectively. The value of contributions made in kind shall be authorized and approved by the partners. No partner may own more than one stock of the corporation in the same series of stock of capital stock. If any partner makes a new contribution or acquires a stock in full or in part from a co-owner, the value of his/her stock of capital stock shall be increased accordingly. The Meeting of Partners authorizing any increase in capital stock shall determine the characteristics and conditions of such increase and of the stocks to be issued.
SECTION EIGHT.- CERTIFICATES OF STOCK.- The Corporation shall issue certificates of stock which may not be deemed as negotiable instruments. The transfer of stocks, to the extent such transfer is authorized under the terms of the by-laws of the corporation, shall be carried out by entering into the corresponding agreements. The partners of this limited liability corporation shall be entitled to one vote per each Peso Mexican Currency (MEX $1.00) representing his/her stock.
SECTION NINE.- REGISTRY OF PARTNERS.- The corporation shall keep a registry of partners which shall contain the name, nationality and address of each partner, as well as the number of votes that each partner is entitled to vast by virtue of the stocks they own. Any assignment of stocks performed by the partners, to the extent it was authorized under the terms of these by-laws, shall be recorded in the above mentioned book of registry, which entries shall be signed by the Managing Director or by the Secretary, or by the Board of Directors, or by a legal representative of the corporation that has been granted with a general power of attorney for acts of administration.
SECTION TEN.- INCREASE IN CAPITAL STOCK AND ASSIGNMENT OF STOCKS OR CONTRIBUTIONS FROM NEW PARTNERS. The capital stock of the corporation may be increased through resolution of the extraordinary Meeting of partners, except in the events of increase or reduction of the variable portion of capital stock, which may be performed through resolution of the ordinary Meeting of partners. In the event of increase of capital stock, the partners shall have in proportion to the value of the stocks they own, the right of first refusal to subscribe the proposed increase. This right of first refusal shall be exercised within fifteen (15) days after the date of the notice of the resolution under which the increase of capital stock was approved and the temporary admission of a new partner.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
However, if at the time of voting all capital stock is met, whether in person or by proxy, such period of time shall be counted from the date on which the Meeting was held and the partners shall be deemed as notified of the resolution authorizing the increase in the capital stock of the corporation.
The corporation shall keep a book of record of variations in capital stock in which any increase or reduction of capital stock shall be recorded, and which entries shall be signed by the Managing Director or by the Secretary of the Board of Directors and/or by a legal representative of the corporation that has been granted with a general power of attorney for acts of administration.
ARTICLE THREE
MANAGEMENT
SECTION ELEVEN.- MANAGEMENT OF THE CORPORATION.- The businesses of the corporation shall be managed by a Managing Director or a Board of Directors. Directors shall be appointed at the ordinary Meeting of partners. The Managing Director or Directors do not need to be partners of the corporation, and once they are appointed shall remain in office until their substitutes are appointed and take their offices. Likewise, the corporation may appoint one Director to act as Ancillary Secretary without being entitled to vote. The Managing Director or Directors shall be entitled to receive remuneration, and if any, such remuneration shall be determined by the ordinary Meeting of partners. The Managing Director or Director may be removed at any time by the ordinary Meeting of partners.
The Board of Directors acting jointly, or the Managing Director of the corporation, as the case may be, shall have the following powers and authority to manage the corporation:
A. GENERAL POWER OF ATTORNEY FOR ACTS OF ADMINISTRATION. Including all general and special powers that must be expressly set forth according to law, under the terms of second paragraph of Article 2554 of the Civil Code in force of the Federal District and relative articles of the Federal Civil Code and of the Civil Codes of the States of the Mexican Republic, and to grant and execute all kind of public and private documents, waivers, statements of civil, commercial, administrative or any other nature according to Law, to sign and execute all kind of tax returns, including the ones related to Social Security, Savings Retirement Fund (SAR as per its initials in Spanish ‘Fondo de Ahorro para el Retiro’), National Fund Institute for Workers Housing (Infonavit as per its initials in Spanish ‘Instituto del Fondo Nacional de la Vivienda para los Trabajadores’), and
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
those corresponding to federal and local taxes of any nature whatsoever, including payroll taxes. The powers granted herein shall include the power to submit all kind of requests, consultations, actions and applications of any nature whether federal, state and/or municipal, including requests for value added tax devolution. This also includes requests of all kind of permits and/or authorizations before any governmental agency, importation and exportation permits related thereto, and all kind of procedures and processes of customs matters before the Ministry of Treasury and Public Credit, and before any other instrumentality whether federal, state or municipal.
B. GENERAL POWER OF ATTORNEY FOR LAWSUITS AND COLLECTIONS. Including all general and special powers that must be expressly set forth according to law, under the terms of first paragraph of Article 2554 of the Civil Code in force of the Federal District and relative articles of the Federal Civil Code and of the Civil Codes of the States of the Mexican Republic, and to exercise the above mentioned powers before all kind of individuals and judicial and administrative authorities, whether of civil, criminal, and labor nature, local and federal; specially to withdraw from litigation, submit to arbitration, make and answer interrogatories, challenge judges, accept assignments of assets, receive payments and grant receipts and cancellations, prosecute civil, commercial, fiscal, administrative and any other kind of actions, civil or criminal actions, including filing and/or withdrawal from the “amparo” lawsuit acting on behalf of the Corporation and to withdraw from them, to submit all kind of criminal complaints, accusations, filing charges or claims of any kind, to represent the corporation at any criminal proceeding, to assist the Attorney General’s Office, to grant pardons when applicable, to submit evidence during criminal procedures under provisions of Article Nine of the Procedural Criminal Code of the Federal District and relative articles of the Criminal Codes of the States of the Mexican Republic and of the Federal Criminal Procedural Code.
C. SPECIAL POWER OF ATTORNEY IN LABOR MATTERS. Including all employer representation powers under the terms and for the purposes of Articles 11, 46, 47, 134 Section III, 523, 692 Sections I, II and III, 786, 878, 880, 883 and 884 of the Federal Labor Law; this power of attorney and the employer representation granted herein shall be exercised according to the following powers, which are inclusive but not limited, being able to act before unions with which the corporation has entered into collective bargaining agreements; before employees individually considered, and in general, for all employee-
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
employer matters to be exercised before any Labor and Social Service authority as referred to in Article 523 of the Federal Labor Law; to appear before the Conciliation and Arbitration Boards, whether local or federal; consequently to represent the employer for the purposes of Articles 11, 46 and 47 of the Federal Labor Law and to represent the corporation in order to evidence the capacity and authority to appear before the court and outside the court, under the terms of Article 692 Sections II and III of the Federal Labor Law; to appear at the court during testimonies to be submitted under the terms of Articles 787 and 788 of the Federal Labor Law, including the powers to make and answer interrogatories and submit evidence in all parts thereof; the attorneys-in-fact may determine a conventional address to hear and receive any notices upon summons, under the terms of Article 876 of the Federal Labor Law; to appear as employer assuming full and sufficient liability at the hearings referred to in Article 873 of the Federal Labor Law during the three stages thereof: conciliation, complaint and defenses, and to evidence submission and admission, under the terms of Articles 875, 876 Sections I and IV, 877, 878, 879 and 880 of the Federal Labor Law; to attend the evidence submission hearing under the terms of Articles 883 and 884 of the Federal Labor Law; to make settlements, enter into transactions and take all kind of decisions, to negotiate and execute labor agreements; likewise, to enter into individual and collective bargaining labor agreements and to terminate or rescind them.
D. POWER OF ATTORNEY FOR STOCK EXCHANGE AND BANKING MATTERS. Including all powers necessary to: (i) Enter into, issue and execute all kind of credit operations evidenced in public or private documents, and the power to execute, endorse, guarantee, collect, accept, and in general to negotiate negotiable instruments, under the terms of Articles 9 and 85 of the General Law of Negotiable Instruments and Credit Operations; and (ii) general power of attorney for banking matters to perform on behalf of the corporation any kind of proceedings and banking transactions, to open, manage and cancel all kind of accounts and banking transactions, including the power to give instructions to financial institutions on the individuals authorized to sign checks, make deposits, withdrawals or endorsements in all kind of bank accounts.
SECTION TWELVE.- MEETINGS OF THE BOARD OF DIRECTORS.- Directors shall hold their meetings at the corporate address of the corporation, unless otherwise determined through majority vote. Resolutions adopted by Directors shall be valid if adopted by
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
majority vote. In the event of a tie, the Chairman of the Board of Directors shall have the casting vote. At each meeting the corresponding minutes shall be prepared and signed by the Chairman of the Board of Directors and another Director, to be recorded in the book to be kept by the corporation for such purposes. If the Chairman of the Board of Directors fails to attend the meeting, it shall be presided by any other Director. In order to determine the annual budget for expenses, investments and expenditures, the Board of Directors shall receive from the officers of the corporation the documentation, receipts, invoices, budgets and any other ideal documentation in order to be able to determine the economic and financial conditions of the corporation and the budget. The partners of the corporation shall adopt the resolutions, when appropriate, acting within their authority.
SECTION THIRTEEN.- RESOLUTIONS ADOPTED BY UNANIMOUS VOTE OF THE DIRECTORS.- Any kind of resolution requiring the participation of the Directors, including those regarding the matters set forth in the preceding Section, may be adopted without a meeting of the Board of Directors, to the extent all Directors formalize the resolution they have decided to adopt in writing and unanimously. In the event that the meeting of the Board of Directors requires prior notice, under the terms of these by-laws or under the provisions of the General Law of Business Corporations, the Directors shall be deemed as waiving such notice of meeting if they state so in writing, before or after formalizing the above mentioned resolution in writing, which shall be equivalent to due notice of meeting delivered to the Directors to adopt any resolution.
SECTION FOURTEEN.- LIABILITY OF DIRECTORS.- The liability of the Managing Director or of the Directors shall be governed under provisions of Article 76 of the General Law of Business Corporations.
SECTION FIFTEEN.- POWERS OF THE MANAGING DIRECTOR OR OF THE BOARD OF DIRECTORS.- Additionally to the powers conferred upon the Managing Director or the Board of Directors, as the case may be, under these by-laws, they shall also act as legal representatives of the corporation, and consequently shall be granted with al kind of powers of attorney for acts of administration, for lawsuits and collections, including the special powers that must be expressly set forth according to law, under the terms of the two first paragraphs of Article Two Thousand Five Hundred Fifty Four (2554) of the Civil Code in force of the Federal District, and relative articles of the Federal Civil Code and of the Civil Codes of the States of the Mexican Republic; likewise, the Managing Director or
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
the Board of Directors, as the case may be shall have a general power of attorney to execute, negotiate, endorse or secure negotiable instruments and to perform credit transactions on behalf of the corporation, including all type of banking, stock exchange and credit proceedings and transaction, under the terms of Articles Nine and Eighty Five of the General Law of Negotiable Instruments and Credit Operations; to file and answer complaints, to challenge judges, to make settlements, to submit to arbitration, to make and receive payments, to enter into agreements, to represent the corporation at all kind of litigation or civil, commercial or labor proceedings, to make and answer interrogatories, to file criminal complaints or accusations and ratify them, to assist the Attorney General’s Office, to withdraw from criminal complaints or accusations and to grant pardons, if applicable, to perform before administrative authorities all kind of remedies and procedures in all matters that are for the interest of the corporation, to submit all kind of actions, including the “amparo” lawsuit, and to withdraw from them and from the “amparo” lawsuit.
Without prejudice to the above mentioned powers, the Managing Director or the Board of Directors, as the case may be, may perform the following actions, including without limitation:
a) Representing the corporation before all judicial, administrative or labor authorities in the exercise of the above mentioned powers;
b) To perform all actions and transactions consistent with the performance of the corporate purpose;
c) To enter into, grant and execute all kind of credit transactions evidenced whether in public or private documents, and the power to issue, endorse, secure, collect, accept and in general to negotiate negotiable instruments under the terms of Articles 9 and 85 of the General Law of Negotiable Instruments and Credit Operations, and to act on behalf of the corporation in the performance of all kind of banking procedures and transactions, to open, manage and cancel all kind of accounts and bank transactions, including the power to give instructions to financial institutions regarding the individuals authorized to sign checks, to make deposits, withdrawals or endorsements from all kind of bank accounts.
d) To appoint and revoke officers, executives and employees of the corporation and to determine their powers, obligations and remuneration;
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
e) To grant, delegate, substitute and revoke general and/or special powers of attorney with the powers they may deem convenient;
f) To call to ordinary or extraordinary Meetings and execute the resolutions adopted thereat; and
g) Create and/or enter into all kind of encumbrances or security regarding the assets of the corporation.
The Chairman of the Board of Directors shall have the powers and authority referred to in this Section and in the preceding paragraphs, upon adoption of the corresponding resolutions of the Board of Directors of the corporation.
SECTION SIXTEEN.- POWERS OF THE MANAGING DIRECTOR, MANAGER AND CHAIRMAN.- The Managing Director or the Director and Chairman, as the case may be, shall be the legal representative of the Directors, of the corporation and shall execute the resolutions without need of special resolution instructing him/her on the execution of such resolutions.
SECTION SEVENTEEN.- DIRECT ADMINISTRATION.- The direct administration of the corporation shall be entrusted upon one or more officers or executives, and shall be appointed by the Managing Director or by majority vote of the Directors, as the case may be, or at an ordinary or extraordinary Meeting of partners. Such officers and executives shall have the powers and obligations as the Managing Director or Directors may determine through the Director and Manager or as determined by the partners at the time of their appointment and of granting them any necessary powers. Such officers shall remain in office until they are revoked from them upon resolution of the Directors or of the ordinary or extraordinary Meeting of partners.
SECTION EIGHTEEN.- GUARANTEES.- The Managing Director or the Managers are not required to grant a performance surety bond when accepting their offices.
ARTICLE FOUR
SURVEILLANCE
SECTION NINETEEN.- SURVEILLANCE.- The surveillance of the corporation shall be entrusted upon one Surveillance Committee to be appointed by the partners at an ordinary Meeting or through unanimous vote of the partners. Such Board shall have two or more members.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
SECTION TWENTY.- NEW MEMBERS OF THE SURVEILLANCE COMMITTEE.- The members of the Surveillance Boar do not need to be partners of the corporation and shall hold their office until they are revoked by the ordinary Meeting of partners and may be reelected and holding their offices until their substitutes are appointed.
SECTION TWENTY ONE.- LIMITATIONS OF THE MEMBERS OF THE SURVEILLANCE COMMITTEE.- The members of the Surveillance Committee may not be:
a. Those individuals who according to Law are not permitted to practice trading activities; and
b. Any blood relatives of the Directors with no limitation of degree and in-laws to the second degree.
SECTION TWENTY TWO.- POWERS AND OBLIGATIONS.- The powers and obligations of the members of the Surveillance Committee are:
a. To perform an assessment of the transactions, documentations, records and other supporting evidence in the degree and extension necessary to overlook transactions according to the duties set forth by the Law and to prepare the report referred to in the next paragraph;
b. To submit on annual basis before the general ordinary Meeting a report on the truthfulness, sufficiency and reasonability of the documentation provided by the Managing Director or by the Board of Directors, as the case may be, before the Meeting of partners. Such report shall include at least the following:
1. The opinion of the Surveillance Committee on whether or not the accounting and information policies and criteria observed by the corporation are proper and sufficient, taking into consideration the specific conditions of the corporation;
2. The opinion of the Surveillance Committee on whether or not the accounting policies and procedures have been applied consistently by the Managing Director or the Board of Directors;
3. The opinion of the Surveillance Committee on whether or not, and consequently, the information provided by the Managing Director or by the Board of Directors reflects on a true and sufficient manner the financial condition and results of the corporation;
c. Any other obligations set forth by the Law.
SECTION TWENTY THREE.- GUARANTEES.- The members of the Surveillance Committee are not required to grant a performance surety bond.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
ARTICLE FIVE
MEETINGS OF PARTNERS
SECTION TWENTY FOUR.- MEETINGS OF PARTNERS.- The Meeting of partners duly called is the main management body of the corporation and its resolutions are binding even for absent or dissenting partners.
SECTION TWENTY FIVE.- TYPES OF MEETINGS.- The Meetings of partners shall be ordinary and extraordinary. Except for extraordinary meetings all meetings shall be ordinary, including those resolving on the increase or reduction of the variable portion of capital stock. The Meetings hold to transact any of the following businesses shall be extraordinary:
1. Increase or reduction of contributions to the fixed capital stock owned by the partners;
2. Restatement of the by-laws;
3. Merger, spin-off or transformation of the corporation;
4. Early dissolution of the corporation; and
5. Any other business to be transacted at an extraordinary Meeting under the provisions of these by-laws or according to law.
Resolutions may be adopted by unanimous vote without need of a Meeting of partners, provided that all the terms and conditions set forth in Article 82 of the General Law of Business Corporations are met. In these cases, certified mail whether of the Mexican or American postal service with acknowledgment of receipt required may be used. The partners representing more than one third of the capital stock of the corporation shall be entitled to call a Meeting under the terms of second paragraph of Article 82 of the General Law of Business Corporations.
SECTION TWENTY SIX.- ANNUAL MEETING.- The ordinary Meeting shall be held at least once a year within the four months after the closing date of the fiscal year, and shall resolve, besides the matters included in the agenda, the following businesses:
a. To discuss, approve or modify the report of the management of the corporation referred to in Section Thirty Sixth of these by-laws, and the annual budget for expenses, investments and expenditures proposed by the Managing Director and the Board of Directors, as the case may be, for the corresponding year, taking into consideration the
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
report of the Surveillance Committee, besides adopting any measures as the partners may deem appropriate;
b. To appoint, confirm and/or remove the Managing Director or the members of the Board of Directors, as the case may be, and the members of the Surveillance Committee;
c. To determine the remuneration payable to the Managing Director and Directors and to the members of the Surveillance Committee.
SECTION TWENTY SEVEN.- NOTICE OF MEETING.- The notice of ordinary or extraordinary Meetings of partners shall be made by the Managing Director or by the Directors, or by the members of the Surveillance Committee; however, the partners representing at least thirty three percent (33%) of stocks of capital stock, may request in writing at any time to the Managing Director or Directors, or to the Surveillance Committee to call an ordinary or extraordinary meeting to transact the businesses indicated in their request.
If the Managing Director or Directors, or to the Surveillance Committee fail to make the notice within fifteen (15) days after the date of the request, a Civil Judge or a District Court of the address of the corporation shall make such notice, upon request of the interested parties representing at least thirty three percent (33%) of stocks of capital stock, who in turn shall evidence their capacity as partners.
The notice of ordinary and extraordinary Meetings shall be made through notice sent via certified mail with acknowledgement of receipt required, to the address determined by each partner in the book of partners even if such address is located abroad, within at least eight days before the date of the meeting, unless otherwise resolved by unanimous vote of the partners.
SECTION TWENTY EIGHT.- MEETINGS WITH THE ATTENDANCE OF ALL PARTNERS.- The Meeting may be held without need of notice of meeting neither the notice sent via certified mail as referred to before, nor any resolutions adopted thereat shall be duly effective in the following events:
a. If from the beginning to the end of the Meeting the hundred percent (100%) of stocks of capital stock is represented thereat.
b. If the Meeting is held after a prior Meeting and at such prior meeting the date and time of adjournment was determined, to the extent additional businesses than the one transacted at the first meeting are to be transacted.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
This provision shall not apply to resolutions adopted by the partners under the unanimous consent rules set forth in Article 82 of the General Law of Business Corporations.
SECTION TWENTY NINE.- REPRESENTATION.- Partners shall be entitled to be represented at the Meeting by the individual or individuals they appoint through proxy signed by the interested party and two witnesses. Partners may not be represented by the Managing Director or by the members of the Board of Directors, or by members of the Surveillance Committee.
SECTION THIRTY.- MINUTES OF THE MEETINGS.- The minutes of the Meetings or the resolutions adopted by unanimous consent of the partners shall be recorded in the corresponding book and shall be signed by at least the Chairman and Secretary of the Meeting, and by the members of the Surveillance Committee that have attended the Meeting. In the event of resolutions adopted by unanimous vote, the Director and Chairman and any other Director shall certify the existence of the resolution and shall sign the book of minutes.
SECTION THIRTY ONE.- CHAIRMAN AND SECRETARY OF MEETINGS.- The Meetings shall be presided by the Managing Director or by the Director and Chairman, as the case may be, or by the person appointed by majority vote of the partners present thereat. The Secretary of the Meeting shall be appointed by majority vote of the partners present thereat.
SECTION THIRTY TWO.- RESOLUTIONS ADOPTED AT ORDINARY MEETINGS.- An Ordinary Meeting of partners shall be validly held upon first notice, if at least fifty one percent (51%) of stocks of capital stock are represented thereat and the resolutions shall be valid if adopted by the favorable vote of the partners representing the majority of stocks of capital stock, unless otherwise required by these by-laws stating a higher percentage for certain events.
SECTION THIRTY THREE.- RESOLUTIONS ADOPTED AT EXTRAORDINARY MEETINGS.- An Extraordinary Meeting of partners shall be validly held upon first notice, if at least seventy five percent (75%) of stocks of capital stock are represented thereat and the resolutions shall be valid if adopted by the favorable vote of at least half the partners representing all stocks of capital stock. However, in the event of change of the corporate purpose of the corporation, unanimous vote of partners shall be required.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
SECTION THIRTY FOUR.- SECOND NOTICE OF MEETING.- If Ordinary or Extraordinary Meetings cannot be held on the date fixed in the first notice, a second or further notice shall be made and the Meetings shall determine which items of the agenda shall be resolved, to the extent the quorum and voting requirements set forth for the first notice are complied with for this second or further notice.
SECTION THIRTY FIVE.- RESOLUTIONS OF THE GENERAL MEETING OF PARTNERS ADOPTED BY UNANIMOUS CONSENT.- Any kind of resolution or resolutions to be transacted at general ordinary or extraordinary meetings of partners may be adopted without a meeting without need of notice of meeting and shall be valid, provided that all partners formalize in writing by unanimous vote the resolution or resolutions so adopted, and the corresponding minutes shall be signed b y the partners entitled to vote the matter or matters in question.
ARTICLE SIX
FINANCIAL INFORMATION
SECTION THIRTY SIX.- ANNUAL REPORT.- The corporation through and under responsibility of the Managing Director or of the Board of Directors, as the case may be, shall submit before the annual ordinary Meeting of partners the annual report which shall include at least:
a. A report of the Managing Director or of the Board of Directors, as the case may be, regarding the general condition of the corporation during the year, and regarding the policies observed by the Managing Director or of the Board of Directors, as the case may be, related to the main existing projects;
b. Information on the main accounting and information policies and criteria observed for the preparation of the financial statements;
c. A statement showing the financial condition of the corporation as of the closing date of the fiscal year;
d. A statement showing duly explained and classified the statements of the corporation during the fiscal year;
e. A statement showing any changes in the financial condition of the corporation during the fiscal year;
f. A statement showing any changes in the items that are part of the assets of the corporation;
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
g. The notes necessary to supplement or clarify the information disclosed in the above mentioned statements.
The information mentioned before shall be attached with the report of the Surveillance Committee referred to in Section Twenty Second of these by-laws.
ARTICLE SEVEN
PROFITS AND LOSSES
SECTION THIRTY SEVEN.- PROFITS.- The any resulting profits shall be distributed as follows:
a. First: At least five percent (5%) shall be segregated to create and restore the legal reserve fund until it reaches twenty percent (20%) of the capital stock.
b. Second: The amounts determined by the Meeting for the creation of special reserve funds, prevision or reinvestment funds, if any.
c. Third: The amounts that correspond to employees and works under profit sharing requirements set forth by the Federal Labor Law.
d. Fourth: Once the partners approve the financial statements for the fiscal year, the remaining amount shall be capitalized, withheld by treasury and reinvested or distributed among all partners in proportion to their contribution or as determined by the Meeting.
SECTION THIRTY EIGHT.- LOSSES.- Any losses, if any, shall be redeemed by the existing reserves.
SECTION THIRTY NINE.- AMORTIZATION OF LOSSES.- No profit distribution can be made until the losses suffered in one or more previous years have not be restated or absorbed through the application of other items of the assets of the corporations, or if the capital stock has been reduced.
SECTION FORTY.- FOUNDERS.- Founding partners reserve no special profit sharing in the corporation in view of their character as founders.
ARTICLE EIGHT
LIQUIDATION OF THE CORPORATION
SECTION FORTY ONE.- DISSOLUTION AND LIQUIDATION.- The corporation shall be dissolved in the events set forth in Article two hundred twenty nine (229) of the General Law of Business Corporations.
SECTION FORTY TWO.- LIQUIDATORS.- Upon dissolution of the Corporation, the liquidation process shall start which shall be entrusted upon one or more liquidators to be
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
appointed at the extraordinary meeting of partners. If the corporation fails to appoint such liquidators, such appointment shall be made by a Civil or District Judge of the corporate address of the corporation, upon request of any partner.
SECTION FORTY THREE.- LIQUIDATION RULES.- Except for the expressed instructions given by the meeting resolving the dissolution of the corporation, the liquidation thereof shall be performed according to the following general rules:
a. Upon conclusion of any pending business in the least detrimental manner for creditors and partners;
b. Upon preparing the general balance and inventories;
c. Upon collection of loans and payment of debts;
d. Upon transfer of the assets of the corporation and application of the proceeds thereof first to pay creditors and then to the benefit of partners in proportion to the amount of their interests of the corporation.
ITEM THREE. With reference to the third item of the agenda, the Chairman of the Meeting told the shareholders that in order to adapt the new corporate reality with the new by-laws and with the nature of the corporation, the following resolutions were necessary:
a. Acknowledgement of original shares subscribed under the by-laws of ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V., and which from the Transformation Effective Date should be converted into shares of stock of ALCOA CSI DE MEXICO EN SALTILLO, S. DE R.L. DE C.V. Likewise, the Chairman of the Meeting recommended the authorization to cancel the corresponding certificate of shares and the issuance of certificates of stock corresponding to the new shares of stock.
b. The appointment or ratification of the members of the Board of Directors or of the Managing Director, as the case may be, and the determination of their powers.
c. The appointment or ratification of the officers of the corporation, and the determination of their powers.
d. The appointment or ratification of the members of the Surveillance Committee, and the determination of their powers.
The shareholders, after analyzing and discussing the proposal made by the Chairman of the Meeting, adopted the following by unanimous vote:
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
IT IS RESOLVED
1. To acknowledge and account for any and all shares issued in favor of the shareholders of ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V., which are duly recorded in the book of shareholders of ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V. Consequently, by virtue of the transformation of the corporation into a Limited Liability Corporation, which shall become effective from the Transformation Effective Date, it is hereby ordered to acknowledge the economic value represented by such shares, in such manner that according to the original value thereof, each partner of the corporation is acknowledged as holding the stocks having the economic value equivalent to the shares they owned.
2. It is hereby ordered that as of the Transformation Effective Date, all certificates of share s representing the capital stock of ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V. are submitted for cancelation and that such certificates are kept at the Treasury of the corporation.
3. It is hereby certified that according to provisions of Article 62 of the General Law of Business Corporations and of the by-laws of ALCOA CSI DE MEXICO EN SALTILLO, S. DE R.L. DE C.V., the corporation, from the Transformation Effective Date shall reclassify and homologate the value of the capital stock of the corporation in such manner that the minimum fixed capital stock of ALCOA CSI DE MEXICO EN SALTILLO, S. DE R.L. DE C.V. is in the amount of Three Thousand Pesos 00/100 Mexican Currency (Mex $3,000.00) represented by Series “A-1” or “B-1” stocks, accordingly, and the amount of one hundred fourteen million one hundred sixty thousand six hundred thirty eight Pesos 00/100 Mexican Currency (Mex $114,160,638.00) shall correspond to the variable portion of the capital stock of the corporation, to be represented by Series “A-2” and “B-2” stocks, accordingly.
4. The shares comprising the capital stock of ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V. shall be transformed from the Transformation Effective Date into stocks, conferring each partner one stock and it is hereby determined that for each One Peso 00/100 Mexican Currency (Mex $1.00) one vote shall be conferred. Consequently, each partner shall hold one stock which shall represent an integral value and one vote per each One Peso 00/100 Mexican Currency (Mex $1.00) of the original contribution.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
5. Each new stock shall have a par value equivalent to the par value of the former shares of ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V. In view of the foregoing, the stocks of ALCOA CSI DE MEXICO EN SALTILLO, S. DE R.L. DE C.V. shall have an “A” Series representing contributions made by Mexican partners and “B” Series representing contributions made by foreign partners. Stocks representing the fixed portion of capital stock shall be “A-1” and “B-1” Series, respectively. Contributions representing the variable portion of capital stock shall be “A-2” and “B-2” Series, respectively. The stock of the corporation, from the Transformation Effective Date shall be distributed as follows:

	STOCK			VALUE OF CONTRIBUTION
	SERIES			SERIES
PARTNERS	“A-1”	“B-1”	“A-2”	“A-1”	“B-1”	“A-2”	VOTES
Alcoa Securities Corporation	0	1	0	0.00	$1.00	0.00	1
Grupo Alcoa, S.A. de C.V.	1	0	1	$2,999.00	0.00	$114’160,638.00	114,163,637

TOTAL:	1	1	1	$2,999.00	$1.00	$114’160,638.00	114,163,638
6. The above mentioned stock, from the Transformation Effective Date shall be rendered as stock contributions of the initial capital stock of ALCOA CSI DE MEXICO EN SALTILLO, S. DE R.L. DE C.V., according to provisions of Article Seven of the by-laws. The General Meeting of Partners, acting according to provisions of the corporate by-laws shall determine the characteristic and Series corresponding to any future contribution made by the partners.
7. It is hereby resolved that on the Transformation Effective Date, the certificates of stock contributions are to be delivered as stock of the corporation in favor of any and all partners, provided that such certificates shall not be deemed as negotiable instruments but shall only be deemed as a mere acknowledgement of the contributions made by each partner.
8. It is hereby resolved that on the Transformation Effective Date the Book of Shareholders of ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V. is cancelled and on that same date, the Book of Partners of ALCOA CSI DE MEXICO EN SALTILLO, S. DE R.L. DE C.V. is to be opened, under the terms of the applicable laws.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
9. It is hereby certified that the management of ALCOA CSI DE MEXICO EN SALTILLO, S. DE R.L. DE C.V., once the transformation of the corporation is effected, shall be entrusted upon a Board of Directors to be integrated as follows, by ratifying the offices of the members of the Board of Directors of the transformed corporation, and by making the corresponding appointments according to the following:

DIRECTOR	TITLE
CHARLES THOMAS COX	CHAIRMAN
ROBERT EUGENE SMITH	DIRECTOR
JESÚS ARMANDO
COVARRUBIAS SANCHEZ	TREASURER
DONNA CALLANDER DABNEY	SECRETARY
10. The appointment of Ms. DIANE BURG THUMMA as officer of the corporation is hereby ratified in such manner that from the effective date of the transformation of the corporation she holds the following office:

OFFICER	TITLE
DIANE BURG THUMMA	ASSISTANT SECRETARY
NOT A MEMBER OF THE BOARD OF DIRECTORS
11. Unless otherwise determined by the General Meeting of Partners, effective from the Transformation Effective Date, Messrs. JORGE VALDEZ GONZALEZ and MIGUEL ANGEL PUENTE BUENTELLO are appointed as the members of the Surveillance Committee of ALCOA CSI DE MEXICO EN SALTILLO, S. DE R.L. DE C.V., who shall jointly integrate the Surveillance Committee of the corporation.
12. The acceptance of the titles conferred upon the above mentioned individuals is hereby certified, who shall be members of the management and of the Surveillance Committee of ALCOA CSI DE MEXICO EN SALTILLO, S. DE R.L. DE C.V., effective once the transformation of the corporation is effected without need of accepting or requiring any security whatsoever for the faithful performance of such titles, since it is not a requirement under the by-laws of the corporation.
13. It is hereby certified that both the members of the Board of Directors, the above mentioned officers and the members of the Surveillance Committee of the Corporation, after the Transformation Effective Date of the corporation, shall have the authority, powers,
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
rights and obligations set forth by law and in the by-laws of ALCOA CSI DE MEXICO EN SALTILLO, S. DE R.L. DE C.V.
14. All powers of attorney previously granted by ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V. are hereby ratified in the same terms and are herein incorporated by reference.
ITEM FOUR. With reference to the fourth item of the agenda, the shareholders adopted the following, by unanimous vote:
IT IS RESOLVED:
“That Messrs. Rene Cacheaux Aguilar, Joseph Bradshaw Newton, Felipe Chapula Almaraz, Jorge Raúl Ojeda Santana, Robert Michael Barnett, Sergio Mario Ostos Iturbe, Antonio Gerardo Campero Pardo, Juan Francisco López Montoya, Mario Melgar Fernández, Ramón Concha Hein, Juan Antonio Hugo Franck Salazar, Floriberto Morales Molina, Justo Bautista Elizondo, Claudio Eloy Vázquez Cárdenas, Francisco José Peña Valdés, Miriam Name Almanza, Jorge Sanchez Cubillo, Francisco José Barbosa Niembro, José Soto Soberanes, Iker José Dieguez Bonilla, Roberta Villarreal Peña, Alvaro Soto González, Gil Miguel Sandoval Fernández, Adrián Salgado Morante, Luis Ignacio López Rodríguez and Jesús Héctor Orozco Cortés are appointed as delegates of the Meeting, so that, according to provisions of Articles 5, 10 and 194 of the General Law of Business Corporations, the above mentioned persons can jointly or severally appear before the Notary Public of their choice to notarize the resolutions adopted by this Meeting and to order it to be recorded before the Public Registry of Commerce of the address of the corporation. Likewise, the above mentioned delegates and any other bodies and representatives of the corporation are authorized to give strict compliance to the resolutions adopted by this Meeting.”
The Chairman of the Meeting informed the shareholders that since there was no other business to transact, the Meeting was to be adjourned during the period of time necessary to prepare and write the corresponding minutes, which were then read, approved and signed according to law and with the by-laws of ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V.
It is hereby certified that all shares of capital stock of ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V. were legally represented at the Meeting from start to end and during the adoption of any and all resolutions so adopted.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
Attached to the files of these minutes is the list of attendance and the corresponding proxies.
The Meeting was adjourned at 10:00 hours on November 7, 2007.
(Signature). José Soto Soberanes. Chairman of the Meeting.- (SIGNATURE). Francisco José Barbosa Niembro. Secretary of the Meeting.
LIST OF ATTENDANCE
OF THE GENERAL EXTRAORDINARY MEETING
OF SHAREHOLDERS OF
ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V.
NOVEMBER/ 2007
List of attendance of the General Extraordinary Meeting of Shareholders of ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V., held on November 7, 2007.

	SHARES
	MINIMUM
	FIXED	VARIABLE
	CAPITAL	CAPITAL
SHAREHOLDERS	STOCK	STOCK	VOTES	SIGNATURES
Grupo Alcoa, S.A. de C.V., represented by José Soto Soberanes	9,999	114’163,637	114’163,638	SIGNATURE

Alcoa Securities Corporation represented by Francisco José Barbosa Niembro	1	0	0	SIGNATURE
(SIGNATURE)
Alvaro Soto González
Examiner””
The Special Delegate of the Meeting hereby STATES UNDER OATH: A) That the initials and signatures set on the minutes that are being notarized and authentic and handwritten by the persons mentioned therein; B) That all requirements set forth by the General Law of Business Corporations and in the By-Laws of the Corporation have been complied with; C) That the capacity under which and the powers granted upon such special delegate have
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
not been revoked, limited or modified in any manner whatsoever; D) That his principal is recorded before the Federal Taxpayers Registry of the Ministry of Treasury and Public Credit under number: ACM-981113-BN3; E) That his principal is recorded before the National Registry of Foreign Investments without telling the undersigned under which number; F) That since the shareholders of the corporation in question are of foreign nationality, I have warned the appearing party that he must give the corresponding notice within the term set forth in the applicable fiscal laws; G) That his principal has legal capacity.
In compliance with the resolutions adopted by the General Extraordinary Meeting of Shareholders of ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V., the Special Delegate thereof Mr. JESUS HECTOR OROZCO CORTES hereby grants the following:
CLAUSE
ONLY.- FORMALIZATION.- By means of this instrument any and all resolutions adopted at the General Extraordinary Meeting of Shareholders of ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V., are duly notarized and formalized, which meeting was held at the corporate address of the corporation on November seven (7), two thousand seven (2007) which has been transcribed in full in Chapter sixth of the Backgrounds hereof, which is herein incorporated by reference.
PERSONAL DATA
Mr. Jesús Héctor Orozco Cortés stated to be a Mexican citizen, born in Ciudad Parras de la Fuente, Coahuila, being of legal age, married, practicing his profession, having his address at Carmen Aguirre de Fuentes N° 451 Planta Baja, Zona Centro in this city of Saltillo, Coahuila.
CERTIFICATION:
I, THE NOTARY PUBLIC HEREBY CERTIFY AND ATTEST:
A).- That I have identified myself before the appearing party as a Notary Public, who is personally known to me and who has identified by means of the identification a copy of which is attached to the schedule of this instrument, bearing his name, signature and picture, and who in my opinion has full legal capacity to enter into this deed, since there is no evidence of any incapacity and since there is no indication that he is subject to any incapacity.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
B).- That the transcript contained in this Instrument concerning the Minutes that are being Notarized and the corresponding List of Attendance are true and correct copies of the original which I have seen, and shall become part of the Schedule of the Records of this office for this year to be recorded under the number of this Notarial Instrument.
C).- That according to the applicable fiscal laws, the shareholders residing abroad are exempted from being recorded in the Federal Taxpayers Registry since the corporation is obliged to submit the corresponding information before the competent fiscal authorities within the first quarter of each fiscal year, as to anything regarding the corporate name, address, residence and tax identification number of the shareholders of the corporation residing abroad.
D).- That the appearing party grants this Instrument as his own deed, free of any coercion or violence and hereby ratifies that the contents hereof are the true intention of his principals.
E).- That I have read this instrument to the appearing party informing him of his right to read it by himself, and that I have oriented and explained him the value and legal scope hereof, expressing his conformity with this instrument by conforming, ratifying and signing the same before me for all legal purposes that may apply and for due evidence.
F).- That according to provisions of Article thirty two (32) of the Notarial Law of the State of Coahuila, it is hereby certified that this notarial instrument was signed on the date mentioned before. I ATTEST. GRANTOR: ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V. HEREIN REPRESENTED BY MR. JESUS HECTOR OROZCO CORTEZ, SPECIAL DELEGATE OF THE GENERAL EXTRAORDINARY MEETING OF SHAREHOLDERS HELD AT THE CORPORATE ADDRESS OF THE CORPORATION ON NOVEMBER 7, 2007.- SIGNATURES.- GRANTED BEFORE ME MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC N° 52. AUTHORIZING SEAL AND SIGNATURE.
FINAL AUTHORIZATION
In the city of Saltillo, Coahuila, on this day November thirteenth (13th), two thousand seven (2007), the foregoing minutes were authorized since all requirements set forth by the Law for deeds of this nature have been met, and since such minutes are duly signed and sealed.- I ATTEST.- MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC N° 52.- AUTHORIZING SEAL AND SIGNATURE.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
INSERT:
In compliance with provisions of Article 3,008 of the Civil Code of the State of Coahuila de Zaragoza and relative article 2,554 of the Federal Civil Code in force, such article is hereinafter transcribed:
““ARTICLE 3,008 OF THE
CIVIL CODE OF THE
STATE OF COAHUILA DE ZARAGOZA:
In the general powers of attorney for lawsuits and collections, it shall be sufficient to state that it is granted with all general and special powers, including those powers which according to the law require a special clause, to be deemed as granted without limitation whatsoever.
In the General Powers of attorney for administration of property, it shall be sufficient to state that they are granted with such character in order for the attorney-in-fact is authorized for any kind of administrative powers.
In the General Powers of attorney for acts of domain it shall be sufficient to state that they are granted with such character in order for the attorney-in-fact to have all faculties as owner, either in connection with the property and to carry out any kind of actions to prevent them.
Whenever the powers of attorneys-in-fact shall be limited in any of the three cases above-mentioned, the limitations shall be stated within the power of attorney granted or the power of attorney shall be special.
The notaries shall insert the text of this article within the deeds of the powers of attorney granted.
ARTICLE 2,554 OF THE
FEDERAL CIVIL CODE
In the general powers of attorney for lawsuits and collections, it shall be sufficient to state that it is granted with all general and special powers, including those powers which according to the law require a special clause, to be deemed as granted without limitation whatsoever.
In the General Powers of attorney for administration of property, it shall be sufficient to state that they are granted with such character in order for the attorney-in-fact is authorized for any kind of administrative powers.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
In the General Powers of attorney for acts of domain it shall be sufficient to state that they are granted with such character in order for the attorney-in-fact to have all faculties as owner, either in connection with the property and to carry out any kind of actions to prevent them.
Whenever the powers of attorneys-in-fact shall be limited in any of the three cases above-mentioned, the limitations shall be stated within the power of attorney granted or the power of attorney shall be special.
The notaries shall insert the text of this article within the deeds of the powers of attorney granted.””
DOCUMENTS ATTACHED AS SCHEDULE
A).- Attached to the Schedule of this instrument is the Minutes of the General Extraordinary Meeting of Shareholders and the corresponding list of attendance of ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V., dated November seven (7), two thousand seven (2007),
THIS IS THE FIRST NOTARIAL CERTIFIED COPY AND IT IS A TRUE AND CORRECT COPY OF THE ORIGINAL WHICH IS FILED IN THE RECORDS OF THIS OFFICE FOR TWO THOUSAND SEVEN, THE PAGES OF WHICH ARE PROTECTED WITH NOTARIAL STAMPS WHICH MAY OR MAY NOT BE CONSECUTIVELY NUMBERED. THIS INSTRUMENT IS ISSUED FOR ANY USES ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V., MAY DEEM PERTINENT, ON THIS DAY NOVEMBER THIRTEENTH (13th), TWO THOUSAND SEVEN (2007).- I ATTEST.
/S/
MARIA ELENA G. OROZCO AGUIRRE, Esq.
NOTARY PUBLIC N° 52
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico

Ministry of the Interior
Public Registry
Saltillo Office
EXECUTIVE POWER	Government of Coahuila
PUBLIC REGISTRY	CERTIFICATE OF REGISTRATION
THIS IS TO CERTIFY THAT THE DEED DESCRIBED HEREIN HAS BEEN RECORDED UNDER ELECTRONIC COMMERCIAL FOLIO No. 9051*2

Internal Control	Priority Date
8	NOVEMBER / 20 / 2007

Registration History:	Tax ID N° / Serial Number:
ITEM 8556, PAGE 170, VOLUME 46, BOOK 3 OF CORPORATIONS, 1992
Corporate name
ALCOA CSI DE MEXICO EN SALTILLO, S.A. DE C.V.

Encumbrances as of:
Folio ID	Deed	Description	Date Registered	Registration
9051 2	M2 Extraordinary Meeting 1		11-23-2007	1

Registration Rights
Date	NOVEMBER 20, 2007	Receipt of Payment No.: 297453371
Amount	$1,410.00

THE SECRETARY OFFICE	THE DIRECTOR REGISTRAR

/S/	/S/
MS. MA. IVONNE GARCIA RODRIGUEZ	MR. GUSTAVO ADOLFO GONZALEZ RAMOS
/S/
MS. ANA CLAUDIA LOPEZ CHARLES
Qualifying Attorney
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
I, MARIA ELENA G. OROZCO AGUIRRE, Esq., Notary Public N° FIFTY TWO (52) duly commissioned for the Notarial District of Saltillo, State of Coahuila de Zaragoza, HEREBY CERTIFY: That this is a PHOTOCOPY identified by the seal of my office and by my initials, and it is a true and correct copy of its original as duly confronted and compared by me. THIS IS CERTIFIED according to provisions of Articles 9, Section II and 67 of the Notarial Law. Saltillo, Coahuila, on November twenty eight (28), two thousand seven (2007). I ATTEST.
/S/
MARIA ELENA G. OROZCO AGUIRRE, Esq.
NOTARY PUBLIC N° 52
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

ARMANDO GALVEZ PEREZ ARAGON, ESQ.
NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT, MEXICO.
RSR/masc/RSR.
     BOOK NUMBER FIVE HUNDRED SIXTY-FIVE.
     NOTARIAL INSTRUMENT NUMBER TWENTY THOUSAND ONE HUNDRED THIRTY-FIVE.
     AT MEXICO CITY, FEDERAL DISTRICT, on January twentieth, nineteen ninety two, I MR. ARMANDO GALVEZ PEREZ ARAGON, ESQ., Notary Public number one hundred three, in and for Mexico City, Federal District, hereby certify:
     A) THE PROTOCOLIZATION OF POWERS GRANTED ABROAD, upon request of by MR. JESUS NAVARRO SANCHEZ, ESQ.;
     B) THE ARTICLES OF INCORPORATION OF A SOCIEDAD ANONIMA DE CAPITAL VARIABLE (CORPORATION) of “H-C INDUSTRIES DE MEXICO”, granted by “ALCOA SECURITIES CORPORATION”, Messrs. TIMOTHY J. LEVEQUE, CHARLES B. SCHIELE, JORGE P. SAN PEDRO and JEFFERY A. BIRK, all herein represented by Mr. JESUS NAVARRO SANCHEZ, ESQ., as shareholders of such corporation, under the following background and By-laws:
BACKGROUND
     FIRST: Mr. JESUS NAVARRO SANCHEZ, ESQ. appeared before me, and requested under the terms of Article ninety two of the Ley del Notariado (Notarial Law) for the Federal District, to protocolize the English version of several powers granted by “ALCOA SECURITIES CORPORATION”, represented by Mr. ROGER D. PHELPS, acting is his capacity as Chairman of such Corporation, JEFFERY H. BIRK, TIMOTHY J. LEVEQUE, CHARLES B. SCHIELE and JORGE SAN PEDRO, on behalf of Messrs. ENRIQUE RAMIREZ RAMIREZ, JESUS NAVARRO SANCHEZ, DAVID H. BRILL, ROLAND PELLETIER, BARBERENA and MANUEL GOMEZ MAQUEO who may act indistinctly, such powers were granted at the Cities of Burlington, Vermont; Crawfordsville, Indiana; Richmond, Indiana; and Coral Gables, Florida, the United States of America, on December twelfth, sixteenth and twentieth, nineteen ninety one, before Messrs. Nicolet G. Kuhn, Notary Public in and for Chittendon County, Vermont; Della Diane Skeen, Notary Public in and for Montgomery County, State of Indiana; and Angel García, Notary Public in and for Dade County, Florida, the United States of America, and whose signatures were certified by Messrs. Jorge A. Treviño, Consul of Mexico in the City of Boston, the United
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT, MEXICO.

States of America, on December twentieth, nineteen ninety one; Alejandro Carrillo Castro, General Consul of Mexico in Chicago, Illinois, the United States of America, on December thirtieth, nineteen ninety one; and Benito Andion Sancho, Consul of Mexico in Miami, Florida, the United States of America, on December nineteenth, nineteen ninety one, respectively.
     I attach to appendix hereto, the original documents, translations into Spanish of such documents, and signature certifications of such documents as exhibits “A”, “B”, “C”, “D” and “E”.
     SECOND. The appearing party submits before the undersigned, a permit number “09043804”, file number “9109042434”, folio number “76276”, issued by the Ministry of Foreign Affairs, on October twenty fifth, nineteen ninety one, authorizing the incorporation of a CORPORATION, named “H-C INDUSTRIES DE MEXICO”. Such permit, and the corresponding fees payment are attached to appendix hereto as exhibit “F”.
     In view of the foregoing, the appearing party grants the following:
CLAUSES
     PROTOCOLIZATION OF THE POWER GRANTED ABROAD.
     SOLE. The powers granted abroad by “ALCOA SECURITIES CORPORATION”, JEFFERY H. BIRK, TIMOTHY J. LEVEQUE, CHARLES B. SCHIELE and JORGE SAN PEDRO, on behalf of Messrs. ENRIQUE RAMIREZ RAMIREZ, JESUS NAVARRO SANCHEZ, DAVID H. BRILL, ROLAND PELLETIER BARBERENA and MANUEL GOMEZ MAQUEO who may act indistinctly, are hereby protocolized for any legal purposes it may be deemed appropriate in the Mexican Republic, under the terms of Article ninety two of the Notarial Law for Mexico City, Federal District, and the attorneys-in-fact will have the authority set out under the documents attached to the appendix hereto, as exhibits “A”, “B”, “C”, “D” and “E” respectively, in first background hereof.
ARTICLES OF INCORPORATION OF A SOCIEDAD ANONIMA DE CAPITAL VARIABLE
(CORPORATION)
CLAUSES
CHAPTER I
NAME, DOMICILE, CORPORATE PURPOSES AND DURATION.
     FIRST. The corporation name shall be “H-C INDUSTRIES DE MEXICO”, to be followed by the words SOCIEDAD ANONIMA DE CAPITAL VARIABLE or its abbreviation by initials “S.A. de C.V.”
     SECOND. The activities of the corporate purposes are:
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT, MEXICO.

     a) The manufacture, sale and purchase, import and export, marketing, design and assembly all kind of covers, caps and plugs, and any kind of plastic container.
     b) To purchase, possess, use, enjoy and exploit, give and grant the use and enjoyment, in any manner and under any legal means, of all type of real estate or personal property, both rights in personam and rights in rem, likewise, the corporation is authorized to transfer, grant or give the use and enjoyment of such goods and rights.
     c) To act on behalf of any third party within the Mexican United States or abroad, as agent, factor, commissioner, representative, distributor or otherwise.
     d) To acquire by any legal means, any industrial property right and copyright, and any application to register such rights, as well as provide and receive any kind of technical assistance related therewith.
     e) To incorporate any kind of civil or commercial corporations or partnerships, and to purchase by any legal means, all or part of inherent or related rights on shares or partnership interests on such corporations, as well as to enter into Joint Venture agreements.
     f) In general, to enter into any and all the agreements and carry out all type of acts of whatever the nature directly or indirectly related to the corporate purposes, and to issue, accept, negotiate, purchase, endorse, subscribe and guarantee negotiable instruments and chattels including serial bonds, with or without security interest in real property, under the terms of Law; as well as to be liable for third parties obligations whether with or without a consideration, constituting security interest in personal or real property.
     THIRD. The duration of the Corporation shall be for ninety nine years, from the incorporation date.
     FOURTH. The address of the Corporation is in the City of Saltillo, State of Coahuila, Mexico, but the Corporation may establish any branches and agencies and designate domicile for correspondence anywhere else within the Mexican United States or abroad.
CHAPTER II

CAPITAL STOCK AND SHARES
     FIFTH. The capital stock of the Corporation will be variable with fixed minimum in the amount of TEN MILLION Mexican pesos, represented by TEN THOUSAND REGISTERED, ORDINARY SHARES, ONE THOUSAND MEXICAN PESOS par value, each, and unlimited maximum capital.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT, MEXICO.

     SIXTH. SHARES. All shares of the Corporation may be freely subscribed, acquired in property or held by Mexican or foreign individuals or corporations.
     The shares shall grant their shareholders the same rights and obligations and at the Meetings of Shareholders, each share shall have right to cast one vote.
     The shares shall be represented by certificates of share, which shall be accompanied by registered coupons.
     The certificates of share will be printed, shall be taken from share books, and may represent any one or more shares and will be consecutively numbered.
     As long as certificates of share are not issued and delivered, scripts may be issued to be exchanged by certificates of share.
     In due course, both certificates of shares and scripts will bear autograph signature of the Chairman and the Secretary of the Board of Directors or any other Director.
     Both the certificates of shares and scripts will contain the information provided for under the terms of Article one hundred twenty five of the Ley General de Sociedades Mercantiles (General Business Corporations Law) and Sixth, Seventh and Thirty-sixth Clauses of these By-laws.
     Current or future shareholders, by the mere fact to be a shareholder agree to be subject and are subject to the provisions of the Articles of Incorporation and any resolutions duly adopted by the General Meeting of Shareholders and the Board of Directors.
     SEVENTH. SHARE TRANSFER.
     The share transfer shall be carried out by endorsing and deliver the corresponding certificate of share, without preventing that shares may be transferred by any other legal means, and such transfer shall be effective from the transference date as to the assignor and as to the Corporation, as of the recording date of such transfer in the Shares Registry. Upon notice to the Corporation of a share transfer signed by assignor or upon submitting the corresponding certificate of share evidencing the endorsement, the Secretary shall register the transfer in the Shares Registry.
     Upon request of shareholder and to its own account, the share certificates may be exchanged for other with different denomination, provided that the new certificate of share or script, the new certificates of share or scripts represent the same number of shares as the former so exchanged.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT, MEXICO.

     In the event of loss, theft, total destruction, mutilation or serious wear and tear of certificates of share or scripts, cancellation and replacement thereof shall be subject to the provisions of Second Section, First Chapter, First Title of the Ley General de Títulos y Operaciones de Crédito (General Negotiable Instruments and Credit Operations Law) in force, being the corresponding expenses to the account of the interested party.
     EIGHTH.- STOCK RECORD BOOK. The Corporation shall deem as shareholder the person registered as such in the Stock Record Book kept by the Corporation. Upon request of any interested party, the Corporation shall register in such Book any transfer carried out, provided that such registration is made in accordance with the provisions of these By-laws.
     NINTH. CAPITAL STOCK REDUCTIONS AND INCREASES. The variable portion of capital stock may be increased or reduced without need to amend the Corporation’s By-laws, provided, only that such reduction or increase is approved by the General Extraordinary Meeting of Shareholders. Any increase or reductions to the capital stock of the Corporation shall be recorded in the record book kept by the Corporation for such purposes.
     a) Capital increases. In case of increase to capital stock, the shareholders will be entitled to the preemptive right to subscribe shares issued, in proportion of the number of shares they hold. No capital stock increase may be authorized unless all shares previously issued by the Corporation are fully subscribed and paid for.
     b) Capital reductions. Any reduction to capital stock will be carried out by amortization of complete shares and reimbursing the shareholders. Designation of shares to be cancelled will be by unanimous vote of shareholders, or in the absence of such vote, by auction before a Notary Public or Commercial Notary Public.
     In this case, once the designation of shares is made a notice will be published in the Official Gazette of the Federation, and the reimbursement amount shall be available as of such date for the corresponding shareholders at the Corporation’s office, without bearing interests.
     Shareholders shall be entitled at any time to withdraw their contributions, under the terms of Articles two hundred twenty and two hundred twenty one of the General Business Corporations Law, and to have their contributions reimbursed, provided that they shall notify so to the Corporation five years before. Shares reimbursement shall be in proportion to the Corporation net value, in accordance with last balance sheet approved and upon delivery and cancellation of the respective shares.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT, MEXICO.

CHAPTER III

GENERAL MEETINGS OF SHAREHOLDERS
     TENTH. SUPREME GOVERNING BODY. The supreme governing body of the Corporation shall be the General Meeting of Shareholders, which shall be authorized to adopt all kind of resolutions and designate and remove any officers. Such resolutions shall be complied with by the Board of Directors or the person(s) expressly designated by the Meeting.
     Resolutions adopted by the General Meetings shall be mandatory even for absent or dissident shareholders, safe for the objection right conferred upon under the terms of the General Business Corporations Law.
     ELEVENTH. TYPE OF MEETINGS. The General Meetings of Shareholders shall be Ordinary and Extraordinary.
     The General Ordinary Meetings shall be those called to discuss any matter referred to in Article one hundred eighty one of the General Business Corporations Law, or any other matter not exclusively reserved to the General Extraordinary Meeting of Shareholders under the terms of these By-laws.
     The General Extraordinary Meetings of Shareholders will be all those held to discuss any mater referred to in Article one hundred eighty two of the General Business Corporations Law.
     TWELFTH. CONDUCT OF MEETINGS. The General Ordinary and Extraordinary Meetings shall, except in any Act of God and Force Majeure, be held at the corporate address at any time the Meetings are called.
     The Ordinary Meetings shall meet at least once in a year within the four months following closing of fiscal year and shall discuss, besides the businesses included in the Agenda, the following: the discussion, approval or amendment to the report of the Board of Directors of the Corporation, taking into account the report of the Examiner, and shall take any measures they may deem advisable; and to elect, if any, the members of the Board of Directors and Examiner, as well as to determine their compensation, if any.
     The Extraordinary Meetings shall meet as many times as considered necessary, under the terms of these By-laws and the Law.
     THIRTEENTH. NOTICE OF MEETINGS. The notice of General Ordinary and Extraordinary Meetings of Shareholders shall be made by the Chairman or the Secretary of the Board of Directors, or by any two Directors or by the Examiner. The notice of Meetings shall be published in any major circulation newspaper of the corporate address, at least thirty calendar
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT, MEXICO.

days before the date fixed to hold the Meeting, and by notice sent via telex, fax or telegram, confirmation sent within same term, to each shareholder to their address or to the place indubitably designated by shareholder for this purpose. The notice will set out the time, date and place of the Meeting, and shall contain the Agenda and will be signed by the person calling the Meeting.
     No notice of meeting will be necessary if at the General Meeting all shares of capital stock are represented, nor in case of continuing a Meeting duly convened, provided that at the time the Meeting is adjourned the date and time for continuing it has been fixed.
     FOURTEENTH. QUORUM FOR ORDINARY MEETINGS. The General Ordinary Meetings shall be deemed lawfully convened if in the original meeting, at least one half plus one share of capital stock is represented thereat. In case the meeting is adjourned once or more times, the Meetings shall be deemed lawfully convened with whatever the number of shares represented thereat. In both cases, the resolutions shall be adopted by majority vote of shares represented at such Meetings.
     FIFTEENTH. QUORUM, EXTRAORDINARY MEETINGS. The original General Extraordinary Meetings shall be deemed lawfully convened, if at least seventy five percent of shares of the capital stock are represented thereat. In case of a meeting adjourned once or more times, at least fifty one percent of shares of capital stock shall be represented thereat. The Resolutions of Extraordinary Meetings shall be adopted by affirmative vote of shares representing at least fifty one percent of shares of capital stock.
     SIXTEENTH. REQUIREMENTS TO ATTEND THE MEETINGS. The shareholders may attend the Meetings in person or represented by proxy designated under a general or special power of attorney, in the last case it will be sufficient to submit the proxy signed by the shareholder.
     In order for the shareholders to be admitted to the Meetings, they shall be registered in the Stock Record Book as shareholders or prove their capacity in any other lawful manner.
     SEVENTEENTH. CONDUCT OF MEETINGS. The General Ordinary and Extraordinary Meetings conduct procedure shall be as follows:
     a) The meetings shall be presided over by the Chairman, and the Secretary of the Corporation shall act as the Secretary of the meeting, in the absence of such officers, the Meeting shall be presided over by the persons designated by the Meeting.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT, MEXICO.

     b) The Chairman shall appoint one or more Scrutineers to verify the number of shares represented at the Meeting and count the votes.
     c) If the corresponding quorum is constituted, the Chairman shall call the Meeting to order and proceed to discuss the businesses set out in the Agenda.
     d) The Minutes of each Meeting shall be prepared by the Secretary, and such minutes will be inserted in the corresponding Minutes Book and signed by the Chairman and the Secretary of the Meeting, as well as by the Examiners who attend the Meeting. Any documents proving that notice of meeting was sent hereunder will be attached to the appendix of each of the minutes, as well as the Attendance List, the power of attorney or proxy, prepared by Scrutineers; the reports, opinions, and any other documents brought unto consideration of the Meeting, as well as a copy of the corresponding Minutes.
CHAPTER IV
MANAGEMENT OF THE CORPORATION
     EIGHTEENTH. The business and affairs of the Corporation shall be managed by a Board of Directors comprised by three Regular Directors and, by three Alternate Directors, if any, or by any even number of Directors as the General Ordinary Meeting of Shareholders may determine. The shareholders representing twenty five percent of capital stock of the Corporation will be entitled to elect one Regular Director and one Alternate Director.
     During temporary absence of Regular Directors, their duties will be performed by their Alternate Directors elected to substitute such Regular Director, but in the absence of such special election, the Regular Director will elect his/her Alternate Director.
     The General Ordinary Meeting of Shareholders may, at any time, elect and remove any Director, with respect to minority right.
     NINETEENTH. DIRECTORS. The Directors need not to be shareholders of the Corporation, and in general will hold office for one year, but may be re-elected and in any case, will continue holding office until their successors are elected and qualified.
     TWENTIETH. CHAIRMAN AND SECRETARY. The General Ordinary Meeting of Shareholders or the Board of Directors may appoint among the members of the Board, a Chairman, who shall have no casting vote in case of tie in voting of the Board.
     A Secretary of the Board may be also elected, who needs not to be a Director or Shareholder.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT, MEXICO.

     The Chairman shall have the exclusive powers expressly conferred upon him by the Board of Directors.
     TWENTY-FIRST. The Board of Directors shall have the following powers:
     a) A general power of attorney for lawsuits and collections, under the terms of first paragraph, Article two thousand five hundred fifty four of the Civil Code for Mexico City, Federal District, with all general and special powers set forth in Article two thousand five hundred eighty seven of such Code, including without limitation, the following powers:
     To exercise any actions and rights before any authority and the Conciliation and Arbitration Boards; to submit to any jurisdiction; to desist from the ‘amparo’ lawsuit; to present accusations and complaints as plaintiff and to act as a co-party of the Attorney General; and to sign any necessary documents to exercise this mandate.
     b) A general power of attorney for acts of administration, under the terms of second paragraph, Article two thousand five hundred fifty four of the aforesaid Code, with powers to carry out all the operations inherent to the corporate purposes.
     c) A general power of attorney for acts of domain, under the terms of third paragraph, Article two thousand five hundred fifty four of the aforesaid Code.
     d) A power of attorney to execute and subscribe negotiable instruments under the terms of Article nine of the General Negotiable Instruments and Credit Operations Law.
     e) A power of attorney to execute and make comply with any resolutions adopted by the General Meetings of Shareholders.
     f) A power of attorney to revoke and confer general and special powers within the scope of the said powers.
     g) To take in lease or sub-lease any kind of real estate properties.
     h) To open and cancel any kind of banking accounts and designate the persons authorized to draw against the said accounts.
     TWENTY-SECOND. MEETINGS OF THE BOARD OF DIRECTORS. The Meetings of the Board of Directors shall be held at the corporate address or at any other place within the Mexican Republic or abroad as previously set out in the respective notice of meeting.
     The meetings of the Board of Directors may be held at any time, but at least once in a year and shall be called by the Chairman or the Secretary of the Board of Directors or by any two Directors or by the Examiner of the Corporation. The person calling the meeting shall inform the Secretary of the Board, who shall immediately send the corresponding notice.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT, MEXICO.

     The notice of meetings will be in writing and sent via fax, telex or telegram and confirmed by certified airmail, to each Regular Director and Examiners, at least thirty calendar days before the meeting, to their address or place designated by Directors for such purpose. The notice of meeting will indicate the meeting place, date and time, the purpose or Agenda and will be signed by the person calling the Meeting.
     TWENTY-THIRD. QUORUM AND VOTE. The meetings of the Board of Directors shall be valid, in the case of an original meeting or an adjourned meeting once or more times, if the three members of the Board are present thereat, and the resolutions shall be adopted by majority vote of the members of the Board. In case a meeting of the Board is not held because quorum is not constituted, then the meeting will be called as many times as necessary until constituting legal quorum by at least majority members of the Board. In such a case, the resolutions will be adopted by majority vote of those present.
     TWENTY-FOURTH. MINUTES. The minutes of the meetings of the Board will be prepared and inserted in the corresponding minutes book, to be signed by the chair person, the Secretary and Examiner of the meeting.
     TWENTY-FIFTH. BOND. The Board of Directors shall, to guarantee faithful performance of duties, grant a bond under the terms as the General ordinary Meeting of Shareholders electing the Board may determine, either by cash deposit or granting a bond.
CHAPTER V
SURVEILLANCE
     TWENTY-SIXTH. The surveillance of the Corporation will be in charge of any one or more Regular Examiners and their alternate examiners, as the General Ordinary Meeting of Shareholders may determine.
     TWENTY-SEVENTH. EXAMINER. The examiners need not to be shareholders of the Corporation, and in general shall hold office for one year, but they shall hold office until their successors are appointed and qualified.
     Examiners’ payment, if any, shall be fixed by the General Ordinary Meeting of Shareholders.
     TWENTY-EIGHTH. EXAMINERS’ POWERS, OBLIGATIONS AND BONDS. The Examiners shall have the powers and obligations established under the terms of the General
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT, MEXICO.

Business Corporations Law, and will guarantee the performance of duties under same terms established for the Board of Directors.
CHAPTER VI
FISCAL YEAR, BALANCE SHEETS, PROFIT AND LOSSES
     TWENTY-NINTH. FISCAL YEAR. Fiscal years shall consist in one calendar year.
     THIRTIETH. BALANCE SHEETS. Within three months following closing of each fiscal year, balance sheets shall be prepared and maintained at the corporate address, which shall be available for the Corporation’s shareholders and officers, accompanied by the corresponding supporting documents, one month before the corresponding General Ordinary Meeting of Shareholders.
     THIRTY-FIRST. PROFIT. Profit of each fiscal year shall be applied as follows:
     a) In the first place, the amount as the General Ordinary Meeting of Shareholders may determine to create or reconstitute the Legal Reserve fund, if any, shall be set apart, such amount shall be at least five percent of net profit until reaching one fifth of capital stock.
     b) The amount as the General Ordinary Meeting of Shareholders may deem advisable to create or increase the reinvestment, contingency or special reserves as may deem advisable, shall be set apart.
     c) The amount as the General Ordinary Meeting of Shareholders may determine shall be distributed among shareholders in proportion to the number of shares they hold.
     d) The remaining, if any, will be allocated to Profit-to-distribute account.
     THIRTY-SECOND. LOSSES. The shareholders are liable for the Corporation losses, but their liability is limited to payment of unpaid amount for their shares, consequently, shareholders of redeemed shares shall have no liability whatsoever.
CHAPTER VII
DISSOLUTION AND LIQUIDATION
     THIRTY-THIRD. DISSOLUTION. The Corporation will be dissolved in any case provided for in Article two hundred twenty nine of the General Business Corporations Law.
     THIRTY-FOURTH. LIQUIDATION.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT, MEXICO.

     1. Once the Corporation is dissolved, liquidation shall be carried out by one or more liquidators, as the General Extraordinary Meeting of Shareholders may determine.
     2. As long as the liquidators’ appointment is not registered with the Public Registry of Property and Commerce, and they have not been qualified, the Directors shall remain on duty.
     3. The liquidation shall be carried out in the form provided for in the General Business Corporations Law, but the General Extraordinary Meeting shall, in the dissolution authorization resolution, establish the rules that besides any applicable legal provisions and rules established under these By-laws, shall govern the liquidators procedure.
CHAPTER VIII
MISCELLANEOUS
     THIRTY-FIFTH. INCORPORATORS. The incorporators do not retain for themselves any special profit sharing in the Corporation.
     THIRTY-SIXTH. FOREIGN SHAREHOLDERS. The current or future foreign shareholders of the Corporation agree with the Ministry of Foreign Affairs to be deemed as nationals regarding the shares they hold in the Corporation, as well as the goods, rights, concessions, equity interests owned by the Corporation or the rights and obligations under any agreements entered into with Mexican Authorities to which the Corporation is a party, and not to invoke for such reason the protection of their Government, subject to the loss of such partnership interests to the benefit of Mexican Nation.
     THIRTY-SEVENTH. SUPPLEMENTARY LAW. As to anything not provided for hereunder, the provisions of the General Business Corporations Law shall apply.
     The Shareholders herein met, have resolved:
TRANSITORY RESOLUTIONS
     FIRST. The capital stock of the Corporation is variable with a fixed minimum in the amount of TEN MILLION MEXICAN PESOS and variable portion unlimited, the fixed portion is represented in Ten Thousand ordinary, registered shares, ONE THOUSAND MEXICAN PESOS par value each, fully subscribed and paid for as follows:
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT, MEXICO.

SHAREHOLDER	SHARES	AMOUNT
“ALCOA SECURITIES CORPORATION” HEREIN REPRESENTED BY MR. JESUS NAVARRO SANCHEZ, ESQ.	NINE THOUSAND NINE HUNDRED NINETY-SIX	NINE MILLION NINE HUNDRED NINETY-SIX THOUSAND MEXICAN PESOS
MR. TIMOTHY J. LEVEQUE, HEREIN REPRESENTED BY MR. JESUS NAVARRO SANCHEZ, ESQ.	ONE	ONE THOUSAND PESOS
MR. CHARLES B. SCHIELE, HEREIN REPRESENTED BY MR. JESUS NAVARRO SANCHEZ, ESQ.	ONE	ONE THOUSAND PESOS
MR. JORGE P. SAN PEDRO, HEREIN REPRESENTED BY MR. JESUS NAVARRO SANCHEZ, ESQ.	ONE	ONE THOUSAND PESOS
MR. JEFFERY H. BIRK, HEREIN REPRESENTED BY MR. JESUS NAVARRO SANCHEZ, ESQ.	ONE	ONE THOUSAND PESOS
TOTAL:	TEN THOUSAND SHARES	TEN MILLION MEXICAN
PESOS
     SECOND. The appearing parties to the granting of this notarial instrument agree as follows:
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT, MEXICO.

     A. That the business and affairs of the Corporation will be managed by a Board of Directors, and for such purposes they hereby appoint the following persons for the positions indicated below, who shall have the powers set out in Twenty-first Clause of the By-laws.
     BOARD OF DIRECTORS.

REGULAR DIRECTORS
ALTERNATE DIRECTORS	TIMOTHY J. LEVEQUE
DAVID H. BRILL	CHARLES B. SCHIELE
LUIS CAPIN LOPEZ	JORGE P. SAN PEDRO
ADRIANA DE AGUINAGA GIRAULT	JEFFERY H. BIRK
JESUS NAVARRO SANCHEZ	JAMES L. CICCARELLI
JACK T. MILLER
JACK T. MILLER
     Likewise, Messrs. JORGE P. SAN PEDRO and Mr. LUIS CAPIN LOPEZ, ESQ. are hereby appointed as Chairman and Secretary of the Board.
     B. To appoint Mr. JORGE P. SAN PEDRO, as the Chief Executive Officer of the Corporation, who shall be granted upon the powers set out in Twenty-first Clause of the By-laws.
     C. To appoint Messrs. DAVID H. BRILL, JORGE LEON ORANTES, ROBERTO RENDON GRANJELL, OSCAR GONZALEZ GONZALEZ, MARIA TERESA GAMBOA, JAIME DELGADO REYES, LUIS CAPIN LOPEZ, ROLAND PELLETIER BARBERENA, ADRIANA DE AGUINAGA GIRAULT, JESUS NAVARRO SANCHEZ, ENRIQUE RAMIREZ RAMIREZ, JULIO FLORES LUNA, VICTOR ADAME CALDERON, JOSE LUIS LOPEZ RAMIREZ, ALEJANDRO CALDERON AGUILERA and PABLO IBAÑEZ MARIEL, as the attorneys-in-fact of the Corporation, who may act jointly and severally in the exercise of the following faculties.
     a).- A General Power of Attorney for Lawsuits and Collections with all general and special powers to be set forth under Law, but excluding the power to assign goods, under the terms of first paragraph, Article two thousand five hundred fifty four and Article two thousand five hundred eighty seven of Civil Code for Mexico City, Federal District and relative Articles of the Civil Codes of the States of the Mexican Republic.
     The following powers are also granted, included without limitation:
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT, MEXICO.

     I.- To initiate all kind of proceedings, even the ‘amparo’ lawsuit and desist therefrom.
     II.- To settle.
     III.- To submit to arbitration.
     IV.- To make and answer interrogatories.
     V.- To challenge.
     VI.- To receive payments.
     VII.- To present criminal accusations and file complaints and desist therefrom, under the terms permitted by Law.
     b).- A power of attorney for acts of administration of labor matters, under the terms of Articles eleven, six hundred ninety two, second and third sections, and relative Articles of the Ley Federal del Trabajo (Federal Labor Law); thus, the attorneys-in-fact are authorized, including without limitation to act on behalf of grantor in any hearings referred to in Articles eight hundred seventy six and eight hundred seventy eight of the Law aforesaid, and in general, at stage of labor lawsuits filed against it; to appear before any labor authority, referred to in Article five hundred twenty three of the said Law, to carry out any formalities and actions as may be necessary to solve the matters regarding principal and to enter into any action or agreement as a result of worker-employer relationship.
     C).- Messrs. DAVID H. BRILL, JESUS NAVARRO SANCHEZ, ADRIANA DE AGUINAGA GIRAULT and LUIS CAPIN LOPEZ, may totally or partially substitute this power of attorney, but always retaining for themselves the exercise of such power.
     D. To appoint Messrs. OSCAR DELGADO and CARLOS ARREOLA, respectively, as the Regular Examiner and Alternate Examiner of the Corporation.
     THIRD.- Messrs. LUIS CAPIN LOPEZ and JORGE P. SAN PEDRO, are hereby authorized to sign on behalf of the corporation any document necessary to record this notarial instrument with the pertinent Public Registry of Property and Commerce, who will be authorized to grant substitutions.
     FOURTH. The appearing parties to grant this notarial instrument recite:
     A. That the amount of THIRTY MILLION MEXICAN PESOS has been deposited at the cashier of the Corporation.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT, MEXICO.

     B. That each of the members of the Board of Directors and the Examiner so appointed, have guaranteed the faithful performance of duties by depositing with the Treasury of the Corporation the amount of ONE THOUSAND MEXICAN PESOS.
I, THE NOTARY HEREBY CERTIFY:
     I.- That I know in person the appearing party and in my opinion he is duly authorized to enter into this deed.
     II.- That Mr. JESUS NAVARRO SANCHEZ, states that his principals have the legal capacity as to enter into this deed and he proves his capacity with the powers of attorney hereby protocolized, which powers have not been revoked or amended in any manner whatsoever.
     III.- That Mr. NAVARRO’s personal data are the following, and that he was warned on the penalties incurred by those who make false statements:
     MR. JESUS NAVARRO SANCHEZ, ESQ. is Mexican by birth, resident of the City of Hermosillo, State of Sonora where he born, date of birth is October eighteenth, nineteen sixty one, married, Attorney-at-law, his address is Paseo de la Reforma, three hundred fifty five, second floor, Colonia Cuauhtémoc, Delegación Cuauhtémoc, Mexico City, Federal District.
     IV. The appearing party hereby agrees to hold the undersigned Notary harmless against any liability regarding the action to obtain the court authorization and recording the first certified copy of this notarial instrument with the pertinent Public Registry.
     V. That I had under sight the aforesaid documents.
     VI. That once this notarial instrument was read to the appearing party, he agree with the contents hereof and signed it on January twenty first, nineteen ninety two, thus, I do authorize this notarial instrument. I attest.
     SIGNATURES OF MESSRS. JESUS NAVARRO SANCHEZ.- INITIALS.- BEFORE ME.- ARMANDO GALVEZ PEREZ ARAGON.- INITIALS.- AUTHORIZING SEAL.-
AUTHORIZATION NOTE
     I DO AUTHORIZE: Mexico, on January twenty fourth, nineteen ninety two. I attest. ARMANDO GALVEZ PEREZ ARAGON. INITIALS. AUTHORIZING SEAL.
MARGINAL NOTES
     FIRST NOTE. Attached to the appendix hereto as exhibit “G” are the notices provided for by the Regulation to the Ley para Promover la Inversión Mexicana y Regular la Inversión Extranjera (Law to Promote Mexican Investment and Regulate Foreign Investment). I Attest.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT, MEXICO.

Mexico City, Federal District, on January twenty four, nineteen ninety two. ARMANDO GALVEZ. INITIALS.
     SECOND NOTE. On this date I had under sight the application for Registration with the Federal Taxpayer Registry, filed before Oficina Federal de Hacienda Número 200 (Federal Treasury Office Number 200) of Mexico City, Federal District, and received by such authority on January twenty fourth, nineteen ninety two, a copy thereof is attached to the Appendix hereof as exhibit “H”. I attest. Mexico City, Federal District, on January twenty fourth, nineteen ninety two. ARMANDO GALVEZ. INITIALS.
     In order to comply with the provisions of Article two thousand five hundred fifty four of Civil Code in force in Mexico City, Federal District, such article is hereinbelow transcribed:
     “ARTICLE 2554.- In the general powers of attorney for lawsuits and collections, it shall be sufficient to state that it is granted with all general and special powers, including those powers which according to the law require a special clause, to be deemed as granted without limitation whatsoever.
     In the general powers of attorney for administration of property, it shall be sufficient to state that they are granted with such character in order for the attorney-in-fact is authorized for any kind of administrative powers.
     In the general powers of attorney for acts of domain it shall be sufficient to state that they are granted with such character in order for the attorney-in-fact to have all faculties as owner, either in connection with the property and to carry out any kind of actions to prevent them.
     Whenever the powers of attorneys-in-fact shall be limited in any of the three cases above-mentioned, the limitations shall be stated within the power of attorney granted or the power of attorney shall be special.
     The notaries shall insert the text of this Article within the deeds of the powers of attorney granted.”
     THIS IS THE THIRD CERTIFIED COPY, THIRD IN ORDER, ISSUED FOR “H-C INDUSTRIES DE MEXICO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, TO CERTIFY ITS INCORPORATION, IN TWENTY-FIVE PAGES. MEXICO CITY, FEDERAL DISTRICT, ON FEBRUARY FOURTEENTH, NINETEEN NINETY-TWO. I ATTEST.
/S/
DCL/hfg.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT, MEXICO.

/S/
     THIS DOCUMENT WAS RECEIVED IN THIS OFFICE, IN THE CITY OF SALTILLO, COAHUILA, AT 12:29 HRS. ON APRIL, 10, 1992, AND WAS REGISTERED ON APRIL 21, 1992, IN PART 8556, FOLIO 170, VOLUME 46, BOOK III CORP. I ATTEST.

THE SECRETARY	<Seal that reads:> <Emblem> The Mexican United States Public Registry of Property Central District SALTILLO STATE OF COAHUILA DE ZARAGOZA	THE HEAD OF THE OFFICE OF PUBLIC REGISTRY OF PROPERTY
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT, MEXICO.